[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 10.2

ROYALTY SALE AGREEMENT

This Royalty Sale Agreement (this “Agreement”) is made and entered into as of July 18, 2005 by and among Gilead Sciences, Inc., a Delaware corporation (“Gilead”), Emory University, a not-for-profit corporation organized under the laws of the State of Georgia (“Emory”), and Investors Trust & Custodial Services (Ireland) Limited, solely in its capacity as Trustee of Royalty Pharma, a unit trust organized under the laws of the Republic of Ireland (“Royalty Pharma”) (Gilead, Emory and Royalty Pharma are each a “Party” and collectively the ”Parties”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain License Agreement dated as of April 17, 1996, by and between Emory and Gilead, as amended by the First Amendment to License Agreement dated as of May 6, 1999 (the “First Amendment”), the Second Amendment to License Agreement dated as of July 10, 2000, the Third Amendment to License Agreement dated as of May 31, 2002, the Fourth Amendment to License Agreement dated as of April 19, 2004 and the Fifth Amendment to License Agreement dated as of July 18, 2005 (the “Existing License Agreement”), Emory licensed to Gilead certain rights relating to FTC and the Licensed Products (each as defined therein);

WHEREAS, Gilead and Royalty Pharma together desire to purchase from Emory, and Emory desires to sell to them, all of the royalties payable by Gilead under the Existing License Agreement upon sale of Licensed Products for an aggregate purchase price of $525,000,000;

WHEREAS, at Closing, Emory and Gilead will amend and restate the Existing License Agreement, a copy of which Amended and Restated License Agreement is attached hereto as Exhibit A (the ”Amended and Restated License Agreement”), whereby in combination with this Agreement Gilead will buy from Emory, and Emory will sell to Gilead, all of Emory’s right, title and interest in and to 65% of the original royalties payable under the Existing License Agreement (the ”Gilead Purchased Royalties”), which purchase and sale will be effected by this Agreement and by reducing the royalties payable by Gilead to Emory upon sale of Licensed Products in the Amended and Restated License Agreement;

WHEREAS, simultaneously with the execution hereof, Emory and Royalty Pharma are entering into that certain Agreement for the Conveyance of Royalties, of even date herewith a copy of which has been delivered to each of Emory and Royalty Pharma (the “Conveyance Agreement”), whereby in combination with the Amended and Restated License Agreement, Royalty Pharma will buy from Emory, and Emory will sell to Royalty Pharma, all of Emory’s right, title and interest in and to the remaining 35% of the original royalties payable under the Existing License Agreement, which royalties are identified as the “Receivables” under the

Conveyance Agreement and which purchase and sale will be effected by the Conveyance Agreement and by adding Royalty Pharma as a party to the Amended and Restated License Agreement to provide for, among other things, the payment by Gilead to Royalty Pharma of the Receivables; and

WHEREAS, in consideration for the foregoing amendment and restatement of the Existing License Agreement and the purchases and sales pursuant to this Agreement and the Conveyance Agreement, Gilead will pay to Emory $341,250,000 as provided in this Agreement (the “Gilead Purchase Price”), and Royalty Pharma will pay to Emory $183,750,000 as provided in the Conveyance Agreement (the “Royalty Pharma Purchase Price”).

NOW, THEREFORE, in consideration of the promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

ARTICLE I

PURCHASE AND SALE OF ROYALTIES BY GILEAD

Subject to the terms and conditions of this Agreement and on the basis of the representations, warranties, covenants and agreements contained herein, at the Closing (as defined below), Emory shall sell, transfer, assign, convey and deliver to Gilead, and Gilead shall purchase and acquire from Emory, upon payment of the Gilead Purchase Price, the Gilead Purchased Royalties. For avoidance of doubt, the purchase and sale of the Receivables by Royalty Pharma by payment of the Royalty Pharma Purchase Price shall be as set forth herein and in the Conveyance Agreement.

ARTICLE II

THE CLOSING

The closing of the transactions contemplated by this Agreement (the ”Closing”) shall be held at the offices of Covington & Burling, 1330 Avenue of the Americas, New York, New York, 10019 at 10:00 a.m. on July 21, 2005, or at such other time or place as the Parties may mutually agree. The “Closing Date” shall be the date on which the Closing takes place. The Closing shall be subject to satisfaction of the conditions set forth below:

Section 2.1 Conditions to the Obligations of each Party. The obligation of each Party to consummate the Closing is, at each Party’s option, subject to the satisfaction, on or before the Closing Date, of the following conditions:

(a) Amended and Restated License Agreement. Each of the Parties shall execute and deliver the Amended and Restated License Agreement in the form attached hereto as Exhibit A.

(b) Conveyance Agreement. Each of Emory and Royalty Pharma shall have executed and delivered the Conveyance Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c) Secretary’s Certificates. Immediately prior to the Closing, each other Party shall deliver to the Parties a certificate of the Secretary or an Assistant Secretary of the certifying Party, dated the Closing Date, certifying as to (i) the incumbency of the officers of the certifying Party executing this Agreement and the Amended and Restated License Agreement and (ii) the attached copies of the certifying Party’s certificate of incorporation, bylaws and the resolutions adopted by the certifying Party’s Board of Directors, Board of Trustees or applicable corporate body authorizing the execution and delivery by such certifying Party of this Agreement and the Amended and Restated License Agreement and the consummation by such certifying Party of the transactions contemplated hereby and thereby.

Section 2.2 Closing. At the Closing:

(a) Payments by Gilead.

(i) Gilead shall deliver, and/or cause one or more of its Affiliates to deliver, to Emory payment, by wire transfer of immediately available funds to the account set forth on Exhibit B, the Gilead Purchase Price;

(ii) Gilead shall deliver, and/or cause one or more of its Affiliates to deliver, to Emory payment by wire transfer of immediately available funds to the account set forth on Exhibit B, $15,000,000 pursuant to a letter agreement between Gilead and Emory dated July 18, 2005; and

(iii) All payments by any Affiliate of Gilead to Emory pursuant to this Section 2.2(a) shall be made from a jurisdiction for which no withholding tax is applicable to such payment, taking into account all applicable tax laws and regulations.

(b) Payment of the Royalty Pharma Purchase Price. Royalty Pharma shall deliver to Emory payment, by wire transfer of immediately available funds to the account set forth on Exhibit B, of the Royalty Pharma Purchase Price pursuant to the terms of this Section 2.2(b) and Section 2.2 of the Conveyance Agreement.

Section 2.3 Conditions to the Obligations of Royalty Pharma. In addition to the conditions set forth in Section 2.1, the obligation of Royalty Pharma to consummate the Closing is subject to (i) Royalty Pharma’s receipt, on or before the Closing Date, of a certificate of an authorized officer of each of Gilead and Emory, respectively, to the effect that all representations and warranties of Gilead and Emory, respectively, contained in Article III shall be true and correct in all material respects as of the Closing Date and (ii) satisfaction of the conditions to Closing contained in Section 2.3(b) and (e) of the Conveyance Agreement.

Section 2.4 Conditions to Obligations of Emory. In addition to the conditions set forth in Section 2.1, the obligation of Emory to consummate the Closing is subject to (i) Emory’s receipt, on the Closing Date, of a certificate of an authorized officer of each of Gilead and Royalty Pharma, respectively, to the effect that all representations and warranties of Gilead and Royalty Pharma, respectively, contained in Article III shall be true and correct in all material respects as of the Closing Date and (ii) satisfaction of the conditions to Closing set forth Section 2.4(b) of the Conveyance Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 2.5 Conditions to Obligations of Gilead. In addition to the conditions set forth in Section 2.1, the obligation of Gilead to consummate the Closing is subject to the receipt by Gilead on or before the Closing Date of a certificate of an authorized officer of each of Royalty Pharma and Emory, respectively, to the effect that all representations and warranties of Royalty Pharma and Emory, respectively, contained in Article III shall be true and correct in all material respects of the Closing Date.

ARTICLE III

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 3.1 Gilead Representations and Warranties. To Gilead’s Knowledge, except as disclosed in a letter from Gilead to Royalty Pharma dated as of the date hereof (a copy of which is annexed hereto as Annex A), Gilead represents, warrants and covenants to Royalty Pharma as of the Closing Date as follows:

(a) There have been no written agreements, amendments or modifications between Gilead and Emory with respect to the subject matter of the Existing License Agreement that are not reflected in the Existing License Agreement.

(b) All payments required to be made by Gilead under the Existing License Agreement have been made in full. Gilead has not deducted or withheld any amount from any payment of amounts made by Gilead to Emory under the Existing License Agreement, including any deduction or withholding for or on account of any tax, levy, impost, duty, assessment or fiscal or governmental charge, that Emory has disputed as having been wrongfully deducted or withheld. Gilead has paid to Emory the full amounts specified as payable by Gilead to Emory in the quarterly reports required to be furnished by Gilead to Emory pursuant to Section 4.1 of the Existing License Agreement.

(c) Gilead has not granted any written waiver under the Existing License Agreement and has not, in writing, released Emory, in whole or in part, from any of its obligations under the Existing License Agreement, nor has Emory or Gilead granted any waiver under the Existing License Agreement, after the date Gilead acquired Triangle Pharmaceuticals, Inc., that would reasonably be expected to affect any payments or activities under the Amended and Restated License Agreement after the date hereof.

(d) Gilead has not (i) given Emory any written notice of termination pursuant to Sections 11.5 and 11.6 of the Existing License Agreement, or (ii) received from Emory any written notice of termination pursuant to Sections 11.2 and 11.3 of the Existing License Agreement.

(e) Gilead has not made any adjustments, modifications, offsets, credits, reductions, deductions or escrows to the payments which are required to be made by Gilead under the Existing License Agreement. No such adjustments, modifications, offsets, credits, reductions, deductions or escrows have been disputed by Emory.

(f) Gilead has not received written notice that Emory has exercised any remedy specified in Section 6.2(b) of the Existing License Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(g) Emory has not notified Gilead of any claim of indemnification pursuant to Section 9.5(a) or 9.7 of the Existing License Agreement. Gilead has not sent to Emory any written notice pursuant to Section 9.7(a) of the Existing License Agreement of any claim for which indemnification may be provided pursuant to Section 9.5(a) of the Existing License Agreement. Gilead has not sent to Emory any written notice pursuant to Section 9.7(b) of the Existing License Agreement of any claim for indemnification by Emory pursuant to Section 9.5(b) of the Existing License Agreement.

(h) Gilead has not terminated its obligations pursuant to Section 7.1 of the Existing License Agreement. Gilead has not failed to timely pursue any of its Patent Prosecution Activities (as such term is defined in the Existing License Agreement).

The term “Gilead’s Knowledge” shall mean the actual knowledge of [ * ].

Section 3.2 Additional Gilead Representations and Warranties. Gilead represents and warrants that:

(a) This Agreement is and the Amended and Restated License Agreement, when entered into by the Parties, will be the valid and binding obligation of Gilead, enforceable against Gilead in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium, reorganization and other similar laws of general applicability relating to or affecting creditors’ rights or by general principles of equity (whether considered in a proceeding in equity or at law).

(b) Each of this Agreement and the Amended and Restated License Agreement has been duly authorized by all necessary action on the part of Gilead. This Agreement has been validly executed and delivered by Gilead.

(c) The Existing License Agreement has not been satisfied, amended, modified, discharged, canceled, subordinated or rescinded, in whole or in part (other than by (i) the performance of the obligations thereunder in accordance with its terms or (ii) the Amended and Restated License Agreement that shall become effective upon the Closing).

(d) Other than Lazard Ltd. (whose fees and expenses shall be paid by Gilead), there is no investment banker, broker, finder, financial advisor or other intermediary who has been retained by or is authorized to act on behalf of Gilead who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement and the Amended and Restated License Agreement.

Section 3.3 Emory Representations and Warranties. Emory represents and warrants that:

(a) This Agreement is and the Amended and Restated License Agreement, when entered into by the Parties, will be the valid and binding obligation of Emory, enforceable against Emory in accordance with its terms, except as may be limited by applicable bankruptcy,

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

insolvency, moratorium, reorganization and other similar laws of general applicability relating to or affecting creditors’ rights or by general principles of equity (whether considered in a proceeding in equity or at law).

(b) Each of this Agreement and the Amended and Restated License Agreement has been duly authorized by all necessary action on the part of Emory. This Agreement has been validly executed and delivered by Emory.

(c) The Existing License Agreement has not been satisfied, amended, modified, discharged, canceled, subordinated or rescinded, in whole or in part (other than by (i) the performance of the obligations thereunder in accordance with its terms or (ii) the Amended and Restated License Agreement that shall become effective upon the Closing).

(d) There is no investment banker, broker, finder, financial advisor or other intermediary who has been retained by or is authorized to act on behalf of Emory who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement, other than Citigroup Global Markets Inc., whose fees and expenses shall be paid by Emory.

Section 3.4 Royalty Pharma Representations and Warranties. Royalty Pharma represents and warrants that:

(a) This Agreement and the Amended and Restated License Agreement, when entered into by the Parties, will be the valid and binding obligation of Royalty Pharma, enforceable against Royalty Pharma in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium, reorganization and other similar laws of general applicability relating to or affecting creditors’ rights or by general principles of equity (whether considered in a proceeding in equity or at law).

(b) Each of this Agreement and the Amended and Restated License Agreement is duly authorized by all necessary action on the part of Royalty Pharma. This Agreement has been validly executed and delivered by Royalty Pharma.

(c) There is no investment banker, broker, finder, financial advisor or other intermediary who has been retained by or is authorized to act on behalf of Royalty Pharma who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

Section 3.5 License Agreement. Each of the parties hereto agrees that, effective immediately upon the occurrence of the Closing, the Existing License Agreement shall be amended and restated in the form attached hereto as Exhibit A and the Amended and Restated License Agreement shall be effective and in full force and effect and shall constitute the valid and binding obligation of each such party. Emory and Gilead shall be released from all of their respective duties, obligations, covenants and other liabilities to one another under the Existing License Agreement, whether presently known or unknown, none of which shall survive amending and restating except as set forth in the Amended and Restated License Agreement. Emory and Gilead further acknowledge and agree that Royalty Pharma is not assuming any of

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Emory’s or Gilead’s duties, obligations or covenants under the Existing License Agreement, except as expressly set forth in the Amended and Restated License Agreement.

Section 3.6 Excluded Obligations. Gilead agrees that it (and not Royalty Pharma) is and shall remain liable for any payment of any reimbursements, remuneration, fees, indemnification, damages, awards, settlement payments, milestone payments or any other payments, compensation or consideration of any kind pursuant to Sections 2.7, 3.1 through 3.3, 6.2, 7.1, 8.2, 9.5(a) and 9.6 of the Existing License Agreement and Sections 2(h) and 2(n) of the First Amendment (the “Excluded Obligations”) outstanding under the Existing License Agreement and that it shall pay directly to Emory or GSK, as applicable, such Excluded Obligations.

ARTICLE IV

CONFIDENTIALITY

Section 4.1 Termination of Confidentiality Agreements. Effective upon the Closing, the Confidentiality Agreement dated May 4, 2005, between RP Management, LLC and Citigroup Global Markets Inc. on behalf of Emory and the Confidentiality Agreement dated May 5, 2005, between Gilead and Citigroup Global Markets Inc. on behalf of Emory shall both terminate and be of no further force or effect.

Section 4.2 Public Announcements. Except for a press release substantially in the form attached hereto as Exhibit C, none of the Parties shall, and each Party shall cause its affiliates not to, issue a press release or other public announcement or otherwise make any public disclosure with respect to this Agreement, the Amended and Restated License Agreement or the Conveyance Agreement or the subject matter hereof or thereof without the prior consent of the other Parties (which consent shall not be unreasonably withheld or delayed), except as may be required by applicable law or regulation (in which case the Party required to make the release or statement shall allow the other Parties reasonable time to comment on such release or statement in advance of such issuance).

ARTICLE V

TERMINATION

Section 5.1 Grounds for Termination. This Agreement may be terminated at any time prior to the Closing:

(a) by mutual written agreement of Gilead, Emory and Royalty Pharma; or

(b) by notice in writing from Emory to the other Parties at or after 5:00 pm (New York time) on July 22, 2005 unless, by that time, Royalty Pharma has deposited or caused to be deposited by wire transfer of immediately available funds into the account of Emory set forth on Exhibit B the sum of [ * ] (the “Deposit”), in which case this Agreement may be terminated by notice in writing from Emory to the other Parties at or after 5:00 pm (New York time) on July 29, 2005, unless, in the case of either time, the Closing shall not have been consummated due to non-satisfaction on the part of Emory of a condition set forth in this Agreement that has not been waived; or

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(c) after 5:00 p.m. (New York City time) on July 29, 2005, by any Party by notice in writing to the other Parties, if the Closing shall not have been consummated prior to 5:00 p.m. (New York City time) on July 29, 2005; provided that no Party shall have the right to terminate this Agreement pursuant to this Section 5.1(c) if such Party has willfully failed to fulfill a condition to the consummation of Closing relating to such Party.

Section 5.2 Effect of Termination. If this Agreement is terminated as permitted by Section 5.1, such termination shall be without liability of any Party (or any Affiliate of such Party) to any other Party to this Agreement; provided, that if such termination shall result from the willful failure of a Party to fulfill a condition to the consummation of the Closing that relates to such Party in this Agreement or the Conveyance Agreement, such Party shall be fully liable for any and all loss, liability, damage or expense incurred or suffered by the other Parties as a result of such failure or breach.

Section 5.3 Deposit. Once the Deposit is made by Royalty Pharma, all rights to such Deposit (and any interest thereon) shall belong to Emory and Emory shall have no obligation to return the Deposit (or any portion thereof) to Royalty Pharma or any other Party; provided, however, that [ * ] of such Deposit (i) may be applied in the circumstances and the manner described in Section 1.3 of the Conveyance Agreement and (ii) shall be returned by Emory to Royalty Pharma, if, but only if, the Closing shall not have been consummated by 5:00 p.m. (New York City time) on July 29, 2005 as a result of the willful failure by Emory to fulfill a condition to Closing that relates to Emory.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Certain Interpretations. Except where expressly stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement:

(a) “include”, “includes” and “including” are not limiting;

(b) “hereof”, “hereto”, “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement;

(c) references to a person or entity are also to its permitted successors and assigns;

(d) references to an “Article”, “Section” or “Exhibit” refer to an Article or Section of, or an Exhibit or Schedule to, this Agreement;

(e) references to “$” or otherwise to dollar amounts refer to the lawful currency of the United States;

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(f) references to a law include any amendment or modification to such law and any rules and regulations issued thereunder, whether such amendment or modification is made, or issuance of such rules and regulations occurs, before or after the date of this Agreement;

Section 6.2 No Personal Liability. It is expressly understood and agreed by Gilead, Royalty Pharma and Emory that:

(a) each of the representations, warranties, covenants and agreements made in this Agreement, the Conveyance Agreement and the Amended and Restated License Agreement on the part of Emory is made by Emory and is not intended to be a personal representation, warranty, covenant or agreement of any other Person, including those Persons named in the definition of “Knowledge of Assignor” (in the Conveyance Agreement) and any other Representative (as such term is defined in the Conveyance Agreement) of Emory or Emory’s Affiliates (as such term is defined in the Conveyance Agreement);

(b) other than Emory, no Person, including those Persons named in the definition of “Knowledge of Assignor” (in the Conveyance Agreement) and any other Representative of Emory or Emory’s Affiliates, shall have any liability whatsoever for breach of any representation, warranty, covenant or agreement herein made on the part of Emory or in respect of any claim or matter arising out of, relating to, or in connection with, this Agreement, the Conveyance Agreement and the Amended and Restated License Agreement and the transactions contemplated hereby and thereby;

(c) each of the representations, warranties, covenants and agreements herein made on the part of Royalty Pharma is made by Royalty Pharma and is not intended to be a personal representation, warranty, covenant or agreement of any other Person, including any Representative of Royalty Pharma or Royalty Pharma’s Affiliates;

(d) other than Royalty Pharma, no Person, including any other Representative of Royalty Pharma or Royalty Pharma’s Affiliates, shall have any liability whatsoever for breach of any representation, warranty, covenant or agreement herein made on the part of Royalty Pharma or in respect of any claim or matter arising out of, relating to, or in connection with, this Agreement and the transactions contemplated hereby;

(e) each of the representations, warranties, covenants and agreements made in this Agreement and the Amended and Restated License Agreement on the part of Gilead is made by Gilead and is not intended to be a personal representation, warranty, covenant or agreement of any other Person, including those Persons named in the definition of “Gilead’s Knowledge” and any other Representative of Gilead or Gilead’s Affiliates; and

(f) other than Gilead, no Person, including those Persons named in the definition of “Gilead’s Knowledge” and any other Representative of Gilead or Gilead’s Affiliates, shall have any liability whatsoever for breach of any representation, warranty, covenant or agreement herein made on the part of Gilead or in respect of any claim or matter arising out of, relating to, or in connection with, this Agreement and the Amended and Restated License Agreement and the transactions contemplated hereby and thereby.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 6.3 Headings. The descriptive headings of the several Articles and Sections of this Agreement and the Exhibits are for convenience only, do not constitute a part of this Agreement and shall not control or affect, in any way, the meaning or interpretation of this Agreement.

Section 6.4 Notices. All notices and other communications under this Agreement shall be in writing and shall be by facsimile, courier services or personal delivery to the following addresses, or to such other addresses as shall be designated from time to time by a Party in accordance with this Section 6.4:

If to:	Address:	With a copy to:
Emory	Emory University Administrative Building, Suite 409 1380 Oxford Road Atlanta, GA 30322 Facsimile: (404) 727-5592 Attention: Executive Vice President for Finance and Administration	Office of the General Counsel Emory University Administrative Building, Suite 409 1380 Oxford Road Atlanta, GA 30322 Facsimile: (404) 727-6098 Attention: General Counsel

And

Office of Technology Transfer Emory University 1784 North Decatur Road, Suite 130 Atlanta, GA 30322 Facsimile: (404) 727-1271 Attention: Director

Gilead	Gilead Sciences, Inc. 333 Lakeside Drive Foster City, CA 94404 Facsimile: (650) 522-5488 Attention: Executive Vice President and Chief Financial Officer	Gilead Sciences, Inc. 333 Lakeside Drive Foster City, CA 94404 Facsimile: (650) 522-5537 Attention: Executive Vice President and General Counsel

And

Arnold & Porter LLP 1600 Tysons Boulevard Suite 900 McLean, VA 22102 Attention: Steve Parker, Esq. Telecopy: (703) 720-7006

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

If to:	Address:	With a copy to:
Royalty Pharma

Investors Trust & Custodial Services (Ireland) Limited, solely in its capacity as Trustee of Royalty Pharma

Block D

Iveagh Court

Harcourt Road

Dublin 2, Ireland

Attention: William McManus

Telecopy: (353) 14 75 71 50

RP Management, LLC 110 East 59th Street Suite 3300 New York, NY 10022 Attention: Pablo Legorreta Telecopy: (212) 883-2260

And

Goodwin Procter LLP Exchange Place 53 State Street Boston, MA 02109 Attention: F. George Davitt, Esq. Telecopy: (617) 523-1231

And

Sidley Austin Brown & Wood LLP 787 Seventh Avenue New York, NY 10019 Attention: Max Von Hollweg, Esq. Telecopy: (212) 839-5599

All notices and communications under this Agreement shall be deemed to have been duly given (a) when delivered by hand, if personally delivered, (b) when sent, if sent by facsimile, with an acknowledgement of sending being produced by the sending facsimile machine or (c) one Business Day following sending within the United States by overnight delivery via commercial one-day overnight courier service.

Section 6.5 Expenses. Except as otherwise provided in Article V of the Conveyance Agreement, all fees, costs and expenses (including any legal, accounting and banking fees) incurred in connection with this Agreement and to consummate the transactions contemplated hereby shall be paid by the Party incurring such fees, costs and expenses. This Section 6.5 shall survive any termination of this Agreement.

Section 6.6 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned, in whole or in part, by operation of law, change of control, or otherwise by any Party without the prior written consent of the other Parties, and any such purported assignment or transfer without such consent shall be void and of no effect; provided, that nothing herein shall prohibit or restrict Royalty Pharma from assigning any of its rights and obligations hereunder to any Affiliate of Royalty Pharma or to any collateral

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

trustee under its applicable financing facility. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the Parties hereto and their respective permitted successors and assigns.

Section 6.7 Amendment and Waiver.

(a) This Agreement may be amended, modified or supplemented only in a writing signed by each of the Parties hereto. Any provision of this Agreement may be waived only in a writing, which writing may be signed only by the Party granting such waiver.

(b) No failure or delay on the part of any Party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No course of dealing between the Parties shall be effective to amend, modify, supplement or waive any provision of this Agreement.

Section 6.8 Entire Agreement. This Agreement, the exhibits annexed hereto, the Amended and Restated License Agreement, the Conveyance Agreement and a letter agreement between Gilead and Emory of even date herewith constitute the entire understanding between the Parties with respect to the subject matter hereof, and supersede all other understandings and negotiations with respect thereto.

Section 6.9 No Third Party Beneficiaries. This Agreement is for the sole benefit of Emory, Gilead and Royalty Pharma and their permitted successors and assigns and nothing herein expressed or implied shall give or be construed to give to any person or entity, other than the Parties and such successors and assigns, any legal or equitable rights hereunder.

Section 6.10 Governing Law. This Agreement shall be governed by, and construed in accordance with, the substantive law of the State of Georgia, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

Section 6.11 Arbitration. Except for any action prior to the Closing for specific performance, injunctive or other equitable relief, any controversy, claim or dispute arising out of, relating to, or in connection with, this Agreement or the transactions contemplated hereby shall be resolved through arbitration conducted under the auspices of the American Arbitration Association pursuant to that organization’s rules for commercial arbitration. Any such arbitration proceedings shall be held in Atlanta, Georgia.

Section 6.12 Severability. If any term or provision of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any situation in any jurisdiction, then, to the extent that the economic and legal substance of the transactions contemplated hereby is not affected in a manner that is materially adverse to any Party, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect and the enforceability and validity of the offending term of provision shall not be affected in any other situation or jurisdiction.

Section 6.13 Counterparts. This Agreement may be executed in any number of

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counterparts and by the Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy, facsimile or other electronic transmission service shall be considered original executed counterparts, provided receipt of such counterparts is confirmed.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective representatives thereunto duly authorized as of the date first above written.

GILEAD SCIENCES, INC.

By:	/s/ John C. Martin
Name:	John C. Martin
Title:	President and CEO

EMORY UNIVERSITY

By:	/s/ Michael J. Mandl
Name:	Michael J. Mandl
Title:	Executive Vice President for Finance and Administration

INVESTORS TRUST & CUSTODIAL SERVICES (IRELAND) LIMITED, SOLELY IN ITS CAPACITY AS TRUSTEE OF ROYALTY PHARMA

By:	/s/ Paul M. McGuiggan
Name:	Paul M. McGuiggan
Title:	Director

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EXHIBIT A

TO THE ROYALTY SALE AGREEMENT

AMENDED AND RESTATED LICENSE AGREEMENT

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AMENDED AND RESTATED

LICENSE AGREEMENT

among

EMORY UNIVERSITY

GILEAD SCIENCES, INC.

and

INVESTORS TRUST & CUSTODIAL SERVICES (IRELAND) LIMITED,

solely in its capacity as Trustee of Royalty Pharma

THIS AMENDED AND RESTATED LICENSE AGREEMENT is made and entered into as of this 21st day of July, 2005 (the “Effective Date”), by and among EMORY UNIVERSITY, a Georgia nonprofit corporation with offices at 1380 South Oxford Road, N.E., Atlanta, Georgia 30322 (hereinafter referred to as “LICENSOR”), GILEAD SCIENCES, INC., a for-profit Delaware corporation with principal offices located at 333 Lakeside Drive, Foster City, CA 94404 (hereinafter referred to as “COMPANY”), and INVESTORS TRUST & CUSTODIAL SERVICES (IRELAND) LIMITED, solely in its capacity as Trustee of Royalty Pharma, a unit trust organized under the laws of the Republic of Ireland, with principal offices located at Block D, Iveagh Court, Harcourt Road, Dublin 2, Ireland (hereinafter referred to as “ROYALTY PHARMA”) and amends and restates in its entirety that certain License Agreement, dated April 17, 1996 (“Original Agreement”), between LICENSOR and Triangle Pharmaceuticals, Inc., as amended by the First Amendment to License Agreement, dated May 6, 1999, as further amended by the Second Amendment to License Agreement dated July 10, 2000, as further amended by the Third Amendment to License Agreement dated May 31, 2002, as further amended by the Fourth Amendment to License Agreement dated April 19, 2004 and as further amended by the Fifth Amendment to License Agreement dated July 18, 2005 (the Original Agreement as amended by the First, Second, Third, Fourth and Fifth Amendments is referred to herein as the “Existing Agreement”).

WITNESSETH

WHEREAS, LICENSOR is the assignee of all right, title, and interest in certain inventions developed by employees of LICENSOR and is responsible for the protection and commercial development of such inventions; and

WHEREAS, Woo-Baeg Choi, Dennis C. Liotta and Raymond Schinazi, each a current or former employee of LICENSOR, are named as inventors in the patents and patent applications identified as owned by LICENSOR in Appendix “A” to this Agreement and are hereinafter referred to as the “Inventors”; and

WHEREAS, LICENSOR wanted to have such inventions developed, commercialized, and made available for use by the public and thus entered into the Original Agreement; and

WHEREAS, LICENSOR and COMPANY, entered into the First, Second, Third, Fourth and Fifth Amendments described in the preamble hereto;

WHEREAS, Triangle Pharmaceuticals, Inc., an Affiliate of COMPANY, assigned the Existing Agreement to COMPANY, and COMPANY accepted such assignment, pursuant to Article 12 of the Original Agreement, as of June 30, 2003; and

WHEREAS, ROYALTY PHARMA and COMPANY together desire to purchase from LICENSOR, and LICENSOR desires to sell to them all royalties payable by COMPANY under the Existing Agreement, and the parties hereto are, as of this date, entering into a Royalty Sale Agreement (“Royalty Sale Agreement”) and Agreement for the Conveyance of Royalties (“Conveyance Agreement”) to effect such transaction; and

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WHEREAS, to facilitate the purchase of the royalties, LICENSOR, COMPANY and ROYALTY PHARMA wish, as contemplated by the Conveyance Agreement and the Royalty Sale Agreement, to enter into this Agreement, which constitutes an amendment and restatement of the Existing Agreement, in order to, among other things, reduce the royalties payable by the COMPANY to LICENSOR upon sale of Licensed Products by 65%; add ROYALTY PHARMA as a party to this AGREEMENT; provide payment by the COMPANY of the remaining 35% of royalties payable directly to ROYALTY PHARMA rather than to LICENSOR in accordance with the terms of this Agreement; incorporate the five amendments to the Original Agreement; and effect certain other amendments as provided herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and the premises herein contained, the parties, intending to be legally bound, hereby agree as follows.

ARTICLE 1.

DEFINITIONS

The following terms as used herein shall have the following meaning:

1.1 “Affiliate” shall mean any corporation or non-corporate business entity which controls, is controlled by, or is under common control with a party to this Agreement. A corporation or non-corporate business entity shall be regarded as in control of another corporation if it owns, or directly or indirectly controls, at least [ * ] of the voting stock of the other corporation, or (a) in the absence of the ownership of at least [ * ] of the voting stock of a corporation or (b) in the case of a non-corporate business entity, or non-profit corporation, if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or non-corporate business entity, as applicable. For the avoidance of doubt, Affiliates of ROYALTY PHARMA shall include those entities identified in a letter dated July 18, 2005, from ROYALTY PHARMA to COMPANY and LICENSOR delivered on July 18, 2005.

1.2 “Agreement” shall mean this Amended and Restated License Agreement, including all Exhibits and Appendices attached to this Agreement.

1.3 “Dollars” shall mean United States dollars.

1.4 “FDA” shall mean the United States Food and Drug Administration or successor entity.

1.5 “Field of Use” shall mean the prevention and treatment of human immunodeficiency virus (HIV) and hepatitis B virus (HBV).

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1.6 “Fully Absorbed Costs” shall mean an amount equal to COMPANY’s costs directly allocated to the production of Licensed Products distributed under a Treatment IND or through an expanded access program or the Global Access Program, consisting of: (i) direct labor, including all resources utilized in support of COMPANY’s manufacturing operations; (ii) materials; (iii) a reasonable allocation of overhead, facilities expense (including depreciation over the expected life of the buildings and equipment), and administrative costs directly in support of COMPANY’s manufacturing operations and such Treatment IND distribution program, expanded access program or the Global Access Program, if applicable, calculated by COMPANY in accordance with reasonable cost accounting methods consistent with the way COMPANY allocates such costs to other products; and (iv) third-party costs.

1.7 “Global Access Program” shall mean a program through which COMPANY provides Licensed Products to government agencies, not-for-profit non-governmental organizations, physicians, pharmacies or patients in identified countries at reduced costs. The countries are identified on Appendix C hereto, which Exhibit may be amended from time to time by the Parties.

1.8 “GSK/Shire Agreement” shall mean the Settlement And Exclusive License Agreement between LICENSOR and SmithKline-Beecham Corp. d/b/a GlaxoSmithKline, Glaxo Group Limited, GlaxoSmithKline, Inc., Shire Pharmaceuticals Group PLC and Shire Biochem, Inc. dated May 31, 2002.

1.9 “GW” shall mean GlaxoWellcome plc and its Affiliates including, but not limited to, all corporate entities acquired, directly or indirectly, by GlaxoWellcome plc and its Affiliates as a result of the acquisition of Wellcome plc and its Affiliates.

1.10 “GW Agreements” shall mean the GW License Agreement and the Settlement Agreement.

1.11 “GW Know How” shall mean the data package, regulatory filings and any other know-how, information or technology to which LICENSOR acquires any right, title, license or other interest under the GW Agreements.

1.12 “GW License Agreement” shall mean the Exclusive License Agreement by and among Glaxo Group Limited, The Wellcome Foundation Limited, Glaxo Wellcome, Inc. (collectively “GW”), LICENSOR and COMPANY, dated as of May 6, 1999, pursuant to which GW has, among other things, granted LICENSOR certain rights under patents and patent applications relating to FTC.

1.13 “GW Patents” shall mean the patents and patent applications under which LICENSOR has an exclusive license or a covenant not to sue under the GW Agreements. For purposes of this definition, patents and patent applications shall include any and all substitutions, extensions, divisionals, continuations, continuations-in-part, renewals, supplementary protection certificates or foreign counterparts of such patent applications and patents which issue thereon, including reexamined and reissued patents.

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1.14 “IND” shall mean an Investigational New Drug application or its domestic or foreign equivalent.

1.15 “Indemnitees” shall mean (a) in the case of the indemnity set forth in Subsection 8.5(a), and for purposes of Section 8.6, the Inventors, LICENSOR, and their trustees, directors, employees and students and all of their heirs, executors, administrators, successors and legal representatives, ROYALTY PHARMA, its Affiliates, their directors, trustees, officers, employees and all of their heirs, successors, executors, administrators and legal representatives; and (b) in the case of the indemnity set forth in Subsection 8.5(b), COMPANY, its Affiliates, sublicensees, their directors, officers, employees, ROYALTY PHARMA, its Affiliates, their directors, trustees, officers, employees and all of their heirs, successors, executors, administrators and legal representatives.

1.16 “Inventors” shall mean Woo-Baeg Choi, Dennis C. Liotta and Raymond Schinazi.

1.17 “Licensed Compound” or “FTC” shall mean: (a) the (-) enantiomer with the chemical name (2R-cis)-4-amino-5-fluoro-1-{2-(hydroxymethyl)-1,3-oxathiolan-5-yl}-2(1H)-pyrimidinone; (b) any mixture of the (-) enantiomer described in clause (a) and the (+) enantiomer with the chemical name (2S-cis)-4-amino-5-fluoro-1-{2-(hydroxymethyl)-1,3-oxathiolan-5-yl}-2(1H)-pyrimidinone, [ * ]; (c) any salts, esters (including, but not limited to, all [ * ]) and N alkylated derivatives of any of the foregoing; or (d) any and all polymorphs, hydrates and solvates of any of the foregoing. “Licensed Compounds” shall mean all of the foregoing.

1.18 “Licensed Patents” shall mean (a) the patents and patent applications identified in Appendix “A,” together with any and all substitutions, extensions, divisionals, continuations, continuations-in-part, renewals, supplementary protection certificates or foreign counterparts of such patent applications and patents which issue thereon, anywhere in the world, including reexamined and reissued patents; (b) all of the patents and patent applications included within “Shire FTC-Only Patents” and the “Shire FTC-Plus Patents,” as defined in Sections 1.15 and 1.16 respectively of the GSK/Shire Agreement; and (c) all other patents and patent applications in which or to which LICENSOR has acquired or acquires rights during the term hereof which contain claims covering the manufacture, use or sale of any Licensed Product to the extent that LICENSOR possesses the right to license such patents and patent applications to COMPANY for commercial purposes without incurring financial or other non-contingent, material obligations to any third parties.

1.19 “Licensed Product(s)” shall mean any Licensed Compound or any pharmaceutical product containing one or more Licensed Compounds as active ingredients, alone or in combination with other active ingredients, the manufacture, use, importation, offer for sale or sale of which would, but for the license granted herein, infringe any Valid Claim or which is made using Licensed Technology.

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1.20 “Licensed Technology” shall mean all technical information and data, whether or not patented, known or learned, invented, or developed by the Inventors or any employees of LICENSOR working under the Inventors’ direct or indirect supervision, prior to or during the term hereof and while they are under a duty to assign intellectual property rights to the LICENSOR, to the extent that (a) such technical information and data are useful for the manufacture, use, importation, offer for sale or sale of any Licensed Product; and (b) LICENSOR possesses the right to license the use of such information to COMPANY for commercial purposes without incurring financial or other non-contingent, material obligations to any third parties and without breaching any obligations of confidentiality with such parties. The GW Know How shall be deemed to constitute “Licensed Technology.”

1.21 “Licensed Territory” shall mean the world.

1.22 “LICENSOR” shall mean Emory University.

1.23 “Major Market Country” shall mean Japan, Germany, France, the United Kingdom or the United States of America.

1.24 “NDA” shall mean a New Drug Application or its domestic or foreign equivalent.

1.25 “Net Selling Price” of a product (including a Licensed Product) shall mean, with respect to a particular fiscal quarter, the gross invoice price (i.e. the total invoiced price therefore prior to any deductions made pursuant to clauses (i) through (iv)) paid by a purchaser of such product (including Distributors), to COMPANY, an Affiliate or sublicensee of COMPANY and their sublicensees or any other party authorized by COMPANY to sell that product (which shall not include Distributors) (collectively the “Sellers”), plus, if applicable, the value of all properties and services received in consideration of a Sale of such product, less only:

(i) discounts, including cash and quantity discounts, charge-back payments and rebates granted to managed health care organizations or to federal, state and local governments, their agencies, purchasers and reimbursers or to trade customers;

(ii) credits or allowances actually granted upon claims, damaged goods, rejections or returns of such Licensed Products, including recalls;

(iii) freight, postage, shipping, transportation and insurance charges actually allowed or paid for delivery of Licensed Products to the extent billed; and

(iv) taxes (other than income taxes), duties or other governmental charges levied on, absorbed or otherwise imposed on sale of such Licensed Products, including without limitation value-added taxes, or other governmental charges otherwise measured by the billing, when included in the billing, as adjusted for rebates and refunds.

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(a) Notwithstanding the foregoing in this Section 1.25, amounts received by COMPANY, its Affiliates or sublicensees for the sale of Licensed Products among COMPANY, its Affiliates and sublicensees for resale shall not be included in the computation of Net Selling Price hereunder.

(b) For purposes of this Section 1.25, “Distributor” shall mean any third party (i) to which a Seller has granted (at any time during the term) a right to sell or distribute a Licensed Product, (ii) that sells Licensed Products to hospitals and/or pharmacies for their sale to or use with patients (rather than to other third parties for resale to hospitals and/or pharmacies for their sale to or use with patients), and (iii) that does not make payments to COMPANY or such COMPANY Affiliate that are calculated on the basis of a percentage of, or profit share on, such third party’s sales of Licensed Products. For purposes of calculating Net Selling Price, no Distributor shall be deemed to be a sublicensee of COMPANY or its Affiliates. Net Selling Price for the quantities of License Product sold by Distributors shall be calculated based on the amount invoiced the Distributors by COMPANY and/or its Affiliates and/or sublicensees of Affiliates and COMPANY rather than by the Distributors to their customers.

(c) Where Licensed Product is sold in the form of a combination product containing one or more active ingredients in addition to a Licensed Compound (“Combination Product”), Net Selling Price for such Combination Product for purposes of determining royalties payable under this Agreement will be calculated by multiplying the actual Net Selling Price of such Combination Product by the fraction A/(A+B) where A is the Net Selling Price for the stock keeping unit most comparable in formulation and dosing to that used for the Combination Product of the Licensed Product containing the relevant Licensed Compound as the sole active ingredient, if sold separately, in such country during the relevant fiscal quarter, and B is the Net Selling Price for the stock keeping unit, most comparable in formulation and dosing to that used for the Combination Product, of any other active ingredient, if sold separately, in such country during the relevant fiscal quarter. For clarity, if there are three or more active ingredients (including the Licensed Compound), additional B terms calculated in the same manner, shall be included in the denominator so that such fraction shall be A/(A+Bl+B2+...). If, on a country-by-country basis, one or more of the other active ingredients in the Combination Product are not sold separately in said country, Net Selling Price for the purpose of determining royalties payable under this Agreement for the Combination Product shall be calculated by multiplying the actual Net Selling Price of such Combination Product by the fraction A/C where A is the Net Selling Price for the stock keeping unit most comparable in formulation and dosing to that used for the Combination Product of the Licensed Product containing the relevant Licensed Compound as the sole active ingredient, if sold separately, in such country during the relevant fiscal quarter and C is the Net Selling Price for the Combination Product in such country during the relevant fiscal quarter. If, on a country-by-country basis, the Licensed Product containing a Licensed Compound as the sole active ingredient is not sold separately in

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said country during the relevant fiscal quarter but one or more of the other active ingredients in the Combination Product are sold separately in said country during the relevant fiscal quarter, the Net Selling Price for the Combination Product shall be calculated by multiplying the actual Net Selling Price of such Combination Product by the fraction (1-(D/C)) where D is the Net Selling Price for the stock keeping unit most comparable in formulation and dosing to that used for the Combination Product of the product containing the other active ingredient as the sole active ingredient and C is the Net Selling Price for the Combination Product in such country during the relevant fiscal quarter. If, on a country-by-country basis, the Licensed Product containing a Licensed Compound as the sole active ingredient is not sold separately and one or more of the other active ingredients in the Combination Product are not sold separately in such country during the relevant fiscal quarter Net Selling Price for the purposes of determining royalties of the Combination Product shall be deemed to be the Net Selling Price of such Combination Product multiplied by a fraction, the numerator of which is the number of Licensed Compounds in such Combination Product and the denominator of which is the number of all active ingredients in such Combination Product.

1.26 “Other Change” shall mean (i) an amendment, supplement or modification (other than a written amendment) to an agreement that might reasonably be expected to have an adverse effect on LICENSOR’s or ROYALTY PHARMA’s rights or obligations under this Agreement, or (ii) a waiver of a term of an agreement that might reasonably be expected to have an adverse effect on LICENSOR’s or ROYALTY PHARMA’s rights or obligations under this Agreement.

1.27 “Registration” shall mean, in relation to any Licensed Product, such approvals by the regulatory authorities in a given country (including pricing approvals) as may be legally required before such Licensed Product may be commercialized or Sold in such country.

1.28 “Royalty Pharma Indemnitees” shall mean ROYALTY PHARMA and all its Affiliates and their respective trustees, directors, employees, investors, partners (limited or otherwise), members and other equity and interest holders.

1.29 “Sale” or “Sold” shall mean the sale, transfer, exchange or other disposition of Licensed Products whether by gift or otherwise, subsequent to Registration in a given country (if such Registration is required) by a Seller to make such sale, transfer, exchange or disposition, to any party that is not a Seller. Sales of Licensed Products shall be deemed consummated upon the first to occur of: (a) receipt of payment from the purchase; (b) delivery of Licensed Products to the purchaser or a common carrier; (c) release of Licensed Products from consignment; or (d) if otherwise transferred, exchanged or disposed of, whether by gift or otherwise, when such transfer, exchange, gift or other disposition occurs. Notwithstanding the foregoing definition of Sale, to the extent COMPANY distributes any Licensed Product under a Treatment IND or through an expanded access program or the Global Access Program, only to the extent that the actual Net Selling Price exceeds Fully Absorbed Costs therefor will such distribution be considered a Sale. If the actual Net Selling Price exceeds the Fully

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Absorbed Costs, the distribution shall be deemed to be a Sale with a deemed Net Selling Price (prior to any application of Section 1.25(c)) for purposes of Section 3.2 of the difference between the actual Net Selling Price and the Fully Absorbed Cost therefor.

1.30 “Settlement Agreement” shall mean the Settlement Agreement, dated as of May 6, 1999, by and among Glaxo Wellcome plc and GW on the one hand, and LICENSOR, COMPANY and Dr. David W. Barry on the other hand, providing for the settlement, release and dismissal of the FTC litigation and related claims (including but not limited to Civil Action 1:96-CV-1754-GET), and certain claims of Dr. David W. Barry against Glaxo Wellcome, plc, GW and their Affiliates.

1.31 “U.S. Government Licenses” shall mean the non-exclusive licenses to the U.S. Government or agencies thereof pursuant to [ * ], copies of which licenses are attached hereto as Appendix “B.”

1.32 “Valid Claim” shall mean (a) an issued claim of any unexpired patent included among the Licensed Patents, or (b) a pending claim of any pending patent application included among the Licensed Patents, which has not been held unenforceable, unpatentable or invalid by a decision of a court or governmental body of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, which has not been rendered unenforceable through disclaimer or otherwise or which has not been lost through an interference proceeding.

ARTICLE 2.

GRANT OF LICENSE

2.1 License

Insofar as it is permitted to do so under (i) the GW Agreements and (ii) the GSK/Shire Agreement with respect to the “Shire FTC-Only Patents” and the “Shire FTC-Plus Patents,” as defined in Sections 1.15 and 1.16 of such agreement, respectively, LICENSOR hereby grants COMPANY and its Affiliates, an irrevocable (subject to the transfer provisions of Sections 10.4(a) and 10.5), perpetual, fully paid-up, exclusive right and license to practice the Licensed Patents and the Licensed Technology to make, have made, use, import, offer for sale and sell Licensed Products within the Field of Use in the Licensed Territory during the term of this Agreement. COMPANY acknowledges that it has received a copy of the GSK/Shire Agreement and agrees to the confidentiality obligations imposed on sublicensees under Article 9 and Section 13.3 of the GSK/Shire Agreement.

2.2 Government Rights

The license granted in Section 2.1 above is conditional upon and subject to the U.S. Government Licenses and other rights retained by the United States in, and obligations imposed by applicable law with respect to, inventions developed by nonprofit institutions with the support of federal funds. These rights and obligations are set forth in

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35 USCA §§ 201 et seq. and 37 CFR 401 et seq., which may be amended from time to time by the Congress of the United States or through administrative procedures. All provisions required to be made a part hereof by such statutes and regulations are hereby incorporated herein by reference, to the extent, and only to the extent required by the foregoing, COMPANY agrees that Licensed Products leased or sold in the United States shall be manufactured substantially in the United States.

2.3 Retained License

The license granted in Section 2.1 above is further conditional upon and subject to a right and license retained by LICENSOR on its behalf and LICENSOR’s academic research collaborators to make and use Licensed Products and practice Licensed Technology for research and educational purposes only. LICENSOR shall promptly verify the names of any research collaborators practicing the license retained in this Section 2.3 upon COMPANY’s written request.

2.4 Sublicenses

(a) COMPANY may grant sublicenses (including with respect to the GW Patents and GW Know How) without LICENSOR’s or ROYALTY PHARMA’s approval. COMPANY shall not (x) enter into any such sublicense, or (y) agree to any written amendment or Other Change to any such sublicense that, in the case or either (x) or (y), (i) would, to the knowledge of COMPANY, conflict with, violate or cause a violation of, contravene or cause a default under, any applicable law or regulation, or any contract, license, indenture, instrument, agreement, judgment, order, injunction or decree binding upon, or any guidelines or policies of, LICENSOR or ROYALTY PHARMA, which conflict, violation, contravention or default could reasonably be expected to cause a material adverse effect on LICENSOR’s or ROYALTY PHARMA’s operations; (ii) would otherwise, in the good faith determination of COMPANY, materially adversely affect LICENSOR or ROYALTY PHARMA, including by means of exposing LICENSOR or ROYALTY PHARMA to liability or reasonably expected liability (whether in relation to the transactions contemplated by this Agreement or the GW Agreements, GSK/Shire Agreement or otherwise); (iii) could reasonably be expected to adversely affect ROYALTY PHARMA’s right to receive payments with respect to Licensed Products as provided in this Agreement; or (iv) would cause a breach of the covenants contained in either Section 2.4(e) or in the last sentence of this Section 2.4(a). COMPANY shall, within thirty (30) days of execution of any such sublicense, written amendment or Other Change, (A) provide LICENSOR and ROYALTY PHARMA with a complete copy of such sublicense agreements or written amendments or provide a summary of such Other Change; and (B) provide to LICENSOR and ROYALTY PHARMA a written certification that COMPANY has determined that such sublicense, written amendment or Other Change, as applicable, meets the requirements described in the preceding sentence of this Section 2.4(a). COMPANY shall remain responsible to ROYALTY PHARMA for the payment of all fees and royalties due under this Agreement, whether or not such payments are made to COMPANY by its sublicensees. COMPANY shall include in any sublicense granted pursuant to this Agreement a

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provision requiring the sublicensee to indemnify LICENSOR and ROYALTY PHARMA and maintain liability insurance coverage to the same extent that COMPANY is so required pursuant to Sections 8.5 and 8.6 of this Agreement.

(b) COMPANY represents and warrants to LICENSOR and ROYALTY PHARMA that (a) the copy of the Collaboration Agreement dated as of December 17, 2004 (the “JV Agreement”) among COMPANY, Bristol-Myers Squibb Company, Bristol-Myers Squibb Company & Gilead Sciences, LLC (“JV”) and certain other parties provided with a letter, dated July 18, 2005, from COMPANY to ROYALTY PHARMA and LICENSOR (“Disclosure Letter”) is a true, complete and correct copy of the JV Agreement, and (b) [ * ]. COMPANY, LICENSOR and ROYALTY PHARMA agree that JV shall be a “sublicensee” for all purposes under this Agreement.

(i) To the extent that JV’s indemnification of LICENSOR pursuant to Section 13.7 of the JV Agreement [ * ], the COMPANY and LICENSOR agree that such [ * ].

(ii) [ * ]. To the extent that COMPANY’s obligation pursuant to Section 2.4 of this Agreement to require JV as a sublicensee to [ * ] to the same extent that COMPANY is so required pursuant to Section 8.6 of this Agreement is not satisfied [ * ] .

(iii) LICENSOR and COMPANY agree and acknowledge that COMPANY has provided to LICENSOR an instrument, satisfactory in form and substance to LICENSOR and a copy of which is attached hereto as Appendix “D”[ * ] .

(iv) LICENSOR has, by means of the Fifth Amendment to the Existing Agreement, provided its written approval to COMPANY pursuant to Section 2.4 of the Existing Agreement of the sublicense under COMPANY’s license pursuant to this Agreement granted by COMPANY to the JV pursuant to the JV Agreement.

(c) COMPANY represents and warrants to LICENSOR and ROYALTY PHARMA that (a) the copy of the License Agreement dated as of July 31, 2003, between Japan Tobacco Inc. (“JT”) and COMPANY (the “JT Agreement”) provided with the Disclosure Letter, is a true, complete and correct copy of the JT Agreement, and (b) [ * ] .

(d) {Intentionally blank}

(e) COMPANY agrees that, for any sublicense under COMPANY’s license pursuant to this Agreement granted by COMPANY after the Effective Date, COMPANY shall [ * ] to [ * ] the [ * ] set forth in Section [ * ] and the [ * ] , said [ * ] based on [ * ] received from or obtained through [ * ] . COMPANY further agrees that COMPANY shall use its commercially reasonable efforts to [ * ] and the [ * ] , said [ * ] . Promptly, and in any event no later than five (5) business days following receipt of said covenants, COMPANY shall furnish a copy thereof to LICENSOR.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.5 No Implied License

The license and rights granted in this Agreement shall not be construed to confer any rights upon COMPANY by implication, estoppel, or otherwise as to any technology not specifically identified in this Agreement, except as otherwise implied by law to the extent necessary to practice the Licensed Patents or Licensed Technology.

2.6 Third Party Licenses

In the event LICENSOR acquires (a) a license from a third party relating to intellectual property which would be deemed to be Licensed Patents or Licensed Technology but for the inability to sublicense such intellectual property to COMPANY without incurring financial or other non-contingent, material obligations or (b) a license from GW for either the GW Patents or GW Know How, LICENSOR shall give prompt notice and a copy thereof to COMPANY. Such notice shall be accompanied by such data and information in LICENSOR’s possession, which LICENSOR is authorized to transfer to COMPANY, or which can be obtained from such third party or GW, as applicable, in order to assist COMPANY in determining whether to sublicense such third party or GW license. COMPANY shall have [ * ] to elect whether to obtain a sublicense under such third party or GW license pursuant to the terms thereof within the Field of Use, but with no additional obligations of any type other than as prescribed therein. If COMPANY fails to notify LICENSOR of its decision regarding the acquisition of such sublicense within such [ * ] period, this Section 2.6 shall no longer apply to such third party or GW license, as applicable.

2.7 Right of First Refusal to [ * ]

(a) As used in this Section 2.7, [ * ] shall mean [ * ].

(b) Except as otherwise set forth in Subsection 2.7(c), prior to entering into any license or assignment agreement with a third party relating to any of LICENSOR’s rights in respect of the [ * ] , LICENSOR shall notify COMPANY of the terms of such proposed agreement. Such notice shall include a copy of such proposed agreement, together with all data and information in LICENSOR’s possession relating to the [ * ] and its use as a therapeutic agent. Such notice shall be deemed an offer to COMPANY to enter into such proposed agreement. Thereafter, COMPANY shall have [ * ] to accept such offer. Upon acceptance of such offer by COMPANY, such proposed agreement shall be binding between COMPANY and LICENSOR. If COMPANY does not accept such offer within such [ * ] period, LICENSOR shall be entitled, for a period of [ * ] after expiration of such [ * ] period, to enter into such proposed agreement on the terms offered to COMPANY. If LICENSOR does not enter into such proposed agreement with such third party on the terms presented to COMPANY within such [ * ] period, then LICENSOR must again comply with this Subsection 2.7(b) before entering into such agreement. COMPANY agrees to maintain the confidentiality of the terms of such offer in accordance with the provisions of Article 9 hereof.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c) LICENSOR may license or assign its rights in respect of [ * ] to any of the Inventors or any corporate entity formed by or on behalf of the Inventors (the foregoing being referred to as “Permitted Transferees”) for purposes of clinically developing [ * ]; provided, however, that, as a condition precedent to any such license or assignment, the Permitted Transferees agree to be bound by all the terms of Subsection 2.7(b) to the same extent as LICENSOR pursuant to a written document. Such document shall be delivered to COMPANY on or before such license or assignment to the Permitted Transferees. Any purported license or assignment to such Permitted Transferees without the execution and delivery of such written document, as aforesaid, shall be void. Not more than one license or assignment permitted by this Subsection 2.7(c) may be in effect at any time.

(d) LICENSOR represents that it has not licensed, assigned or otherwise transferred any of its rights in and to [ * ] on or before the Effective Date, except for (i) a certain License Agreement between LICENSOR and GW, dated February 1, 1992, which has been terminated, and (ii) a certain License Agreement dated as of December 8, 1998, between LICENSOR and Pharmasset, Ltd. (now Pharmasset, Inc.), as supplemented by the Termination and Reinstatement Agreement dated June 9, 1999, and as further supplemented by the Supplemental Agreement to the License Agreement dated March 26, 2004.

(e) In the event COMPANY obtains a license from GW to any intellectual property relating to [ * ], COMPANY shall grant LICENSOR or any Permitted Transferee, as applicable, a sublicense thereunder with the right to sublicense, to the extent sublicensing is permissible and subject to the terms of such GW license. Such sublicense shall apply only to [ * ] and shall terminate in the event COMPANY exercises the right of first refusal set forth in Subsection 2.7(b).

2.8 GW Patents and Know-How

COMPANY acknowledges that LICENSOR has given COMPANY the required notice of and information concerning the licenses [ * ] under the GW Patents and the title and licenses under the GW Know-How that LICENSOR is obtaining under the GW Agreements. LICENSOR hereby grants to COMPANY a sublicense and a sub-immunity from suit under the GW Patents and the GW Know-How, each of which is exclusive in accordance and coterminous with the provisions of Sections 2.1, 2.2, 2.3, 2.4 and 2.5.

ARTICLE 3.

ROYALTIES AND OTHER PAYMENTS

3.1 License Fees

LICENSOR has received from ROYALTY PHARMA and COMPANY cash payments pursuant to the Royalty Sale Agreement and the Conveyance Agreement as payment for all license and other fees obligated to be paid to LICENSOR under the Existing Agreement, and hereby relinquishes and waives any and all claims to additional

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

license and other fees otherwise owed or to be owed to LICENSOR under Sections 3.1, 3.2, 3.3, 3.4, 3.5, 3.6 and 3.7 of the Existing Agreement in respect of all periods occurring after July 1, 2005. For the avoidance of doubt, LICENSOR shall remain entitled to all royalties payable by COMPANY for the quarter ended June 30, 2005.

3.2 Payments from COMPANY

(a) {Intentionally deleted}

(b) COMPANY shall pay ROYALTY PHARMA, a royalty equal to the following percentages of the Net Selling Price of Licensed Products Sold on or after July 1, 2005, in the Licensed Territory by COMPANY and its Affiliates and sublicensees for HIV and HBV indications:

(i)

Percentage of Net Selling Price	Annual Net Selling Price of Licensed Products for HIV
[ * ]	[ * ]

(ii)

Percentage of Net Selling Price	Annual Net Selling Price of Licensed Products for HBV
[ * ]	[ * ]

By way of example only, if during a given calendar year, the Net Selling Price of all Licensed Products for HIV were [ * ] , the royalties payable by COMPANY pursuant to Subsection 3.2(b) would be equal to [ * ] .

(c) Duration: Reduction. Royalties (at the rates set forth in Subsections 3.2(b), subject to reduction or modification only as prescribed herein) shall be paid in respect of a given Licensed Product for a period of [ * ] after commercial introduction of such Licensed Product in a given country. Thereafter, royalties shall be paid only so long as the manufacture, use, offer for sale, sale or importation of such Licensed Product in such country would, in the absence of a license, infringe a Valid Claim of an issued and unexpired patent within the Licensed Patents. If, during such [ * ] period, a third party or third parties commence selling a therapeutic product in a country in which there are no Valid Claims or are Valid Claims only of the type described in Section 1.32(b) and (i) such product contains any Licensed Compound (“unlicensed unit

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

sales”) and (ii) such unlicensed unit sales for any royalty period amount to [ * ] or more of the COMPANY’S unit sales of such Licensed Product in such country in such royalty period, determined in accordance with Subsection 3.2(d) below, then COMPANY’s royalty obligation in such country with respect to such Licensed Product shall be suspended commencing with the royalty period next succeeding the royalty period in which such [ * ] threshold was initially exceeded and shall resume with the royalty period next succeeding the first royalty period in which such [ * ] threshold is no longer exceeded. COMPANY’s royalty obligations with respect to such Licensed Product shall resume in such country if and when such Valid Claim per Subsection 1.32(b) becomes a Valid Claim per Subsection 1.32(a).

(d) Unit Sales. For purposes of this Section 3.2, (i) “unlicensed unit sales” and “COMPANY unit sales” shall be deemed to mean the grams of Licensed Compound in third party product (irrespective of dosage form) or the Licensed Product (irrespective of dosage form), respectively, as reflected on the label of each such unit; and (ii) unlicensed unit sales shall be determined by the sales reports of IMS America Ltd. of Plymouth Meeting, Pennsylvania (“IMS”) or any successor to IMS or any other independent marketing auditing firm selected by COMPANY or its sublicensees and reasonably acceptable to ROYALTY PHARMA. If COMPANY is entitled to a royalty suspension based on unlicensed unit sales pursuant to Subsection 3.2(c) for any royalty period, it or its sublicensees shall submit the sales report of IMS or such other independent firm, as applicable, for the relevant royalty period to ROYALTY PHARMA, together with COMPANY’s or its sublicensees’ sales report for the relevant royalty period. Such sales reports for each royalty period in which COMPANY is entitled to such royalty suspension shall be submitted with the royalty report for such royalty period submitted pursuant to Section 4.1.

3.3 Annual Minimum Royalties

(a) Subject to Subsection 3.3(c), in the event that COMPANY’s total annual royalty payment to ROYALTY PHARMA pursuant to Subsection 3.2(b)(i) above during the calendar year [ * ] and each calendar year thereafter for so long as there exist Valid Claims in the U.S. is less than the annual minimum royalty set forth opposite such year below (the “Annual Minimum”), COMPANY shall make a payment to ROYALTY PHARMA together with the report for the fourth quarter of such year required in Section 4.1 of this Agreement equal to the difference between such Annual Minimum and the total royalties paid to ROYALTY PHARMA for the preceding year pursuant to Subsection 3.2(b)(i) above:

Calendar Year	Annual Minimum
[ * ]	[ * ]

(b) Subject to Subsection 3.3(c), in the event that COMPANY’s total annual royalty payment to ROYALTY PHARMA pursuant to Subsection 3.2(b)(ii) above during the [ * ] calendar year following the year during which the first Registration in a Major Market Country is granted for a Licensed Product covered by Subsection 3.2(b)(ii)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

above and each calendar year thereafter for so long as there exist Valid Claims in the U.S. is less than the annual minimum royalty set forth opposite such year below (the “Annual Minimum”), COMPANY shall make a payment to ROYALTY PHARMA together with the report for the fourth quarter of such year required in Section 4.1 of this Agreement equal to the difference between such Annual Minimum and the total royalties paid to ROYALTY PHARMA for the preceding year pursuant to Subsection 3.2(b)(ii) above:

Calendar Year	Annual Minimum
[ * ]	[ * ]

(c) If during a given year, the sum of royalty payments paid hereunder for all Licensed Products described in Subsection 3.2(b) of this Agreement exceeds the sum of the applicable Annual Minimums which are required to be paid for such year pursuant to Subsections 3.3(a) and 3.3(b), COMPANY shall be deemed to have satisfied the requirements of each of Subsections 3.3(a) and 3.3(b) for such year. For any year in which no Valid Claims exist in the United States for the entire year or this Agreement is not in effect for the entire year, the Annual Minimum shall be prorated accordingly.

(d) [ * ], COMPANY may credit solely against running royalties (paid pursuant to Section 3.2), all reasonable costs incurred by COMPANY after the date hereof in connection with any litigation, interference, opposition or other inter partes action pertaining to the validity, enforceability, allowability or subsistence of the Licensed Patents or whether COMPANY’s practice of the Licensed Patents infringes a third-party patent. Until [ * ], the amount of such credits shall not exceed in any year [ * ] of the royalty payments due hereunder in such year. Commencing in calendar year [ * ], such credits shall not exceed in any year [ * ] of the Annual Minimum payments due in such year. Such costs shall not be credited against any other payments due to ROYALTY PHARMA under this Agreement.

3.4 Accrual of Royalties

No royalty shall be payable on a Licensed Product made, sold, or used for tests or development purposes or distributed as samples. No royalties shall be payable on sales among COMPANY, its Affiliates and sublicensees, but royalties shall be payable on subsequent sales by COMPANY, its Affiliates or sublicensees to a third party. No multiple royalty shall be payable because the manufacture, use or sale of a Licensed Product is covered by more than one Valid Claim or at least one Valid Claim and the Licensed Technology.

3.5 Third Party Royalties

(a) If COMPANY, its Affiliates or sublicensees determine after consultation with ROYALTY PHARMA, but at COMPANY’s discretion, that it or they are required to pay royalties or other fees to any third party (including under any third

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

party or GW license to which Section 2.6 applies) because the manufacture, use, offer for sale, importation, or sale of a Licensed Product infringes any patent or other intellectual property rights of such third party in a given country (“Third Party Royalties”), COMPANY, its Affiliates or sublicensees may deduct from running royalties thereafter due to ROYALTY PHARMA (per Section 3.2(c) of this Agreement) with respect to the Net Selling Price of such Licensed Product in such country up to [ * ] of the Third Party Royalties. In no event shall the royalties due on such Sales of such Licensed Product in such country on account of any reduction pursuant to this Subsection 3.5(a) be thereby reduced to less than [ * ] on such Sales of such Licensed Product in such country.

(b) If the sum of (i) the royalties paid hereunder (taking into account all royalty deductions and credits taken with respect to such royalties, including those in Section 3.5(a)), plus (ii) [ * ] of all Third Party Royalties paid in respect of the manufacture, use, offer for sale, importation or sale of a Licensed Compound as contained in a given Licensed Product in a given country exceeds, at any time, [ * ] of the Net Selling Price for such Licensed Product, upon COMPANY’s request, ROYALTY PHARMA and COMPANY agree to negotiate in good faith in an effort to agree on a reduction in the royalties payable hereunder to ROYALTY PHARMA for such Licensed Product in such country. In the event the parties are unable to agree to such reduction after a reasonable period of time, not to exceed [ * ], either party may request that the issue be arbitrated in accordance with Section 14.1 of this Agreement.

(c) COMPANY shall be responsible for paying the royalties due to GW under the GW License Agreement resulting from sale of Licensed Products (as defined in the GW License Agreement) by COMPANY, its Affiliates and sublicensees. COMPANY hereby indemnifies (i) [ * ], and (ii) [ * ]. COMPANY will pay such royalties directly to GW, as prescribed by the GW License Agreement, with notice to LICENSOR and ROYALTY PHARMA. COMPANY’s obligation under this paragraph (c) shall terminate in respect of a given country upon the expiration or termination of the GW License Agreement in such country.

(d) The royalties actually paid by COMPANY, its Affiliates and sublicensees under the GW License Agreement shall be deemed to be “Third Party Royalties” under Section 3.5(a) and COMPANY, its Affiliates and sublicensees shall have the right of deduction pursuant to this Section 3.5 with respect to the royalties paid thereunder to GW. [ * ].

3.6 Compulsory Licenses

Should a compulsory license be granted to any third party in any country of the Licensed Territory to make, have made, use, import, offer for sale or sell Licensed Products, the royalty rate payable thereunder for sales of the Licensed Products by COMPANY in such country [ * ]. COMPANY shall provide LICENSOR and ROYALTY PHARMA with prompt written notice of any governmental or judicial procedures initiated in any country to impose a compulsory license. COMPANY shall take all reasonable and legal steps as COMPANY deems appropriate which [ * ].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.7 Reduction in Royalty Due to Invalid Claims

In the event that all applicable claims of all patents or patent applications included within the Licensed Patents under which COMPANY is selling or actively developing a Licensed Product shall be held invalid or not infringed by the Licensed Products COMPANY is selling or actively developing by a court of competent jurisdiction in a given country of the Licensed Territory, whether or not there is a conflicting decision by another court of competent jurisdiction in such country, COMPANY may cease all royalty payments on its, its Affiliates’ or its sublicensees’ sales of such Licensed Product covered by such claims and, if it does so, shall deposit such royalty payments in an interest-bearing escrow account until such judgment is finally reversed by an unappealed or unappealable decree of a court of competent jurisdiction of higher dignity in such country or is otherwise unappealable or is unappealed within the time allowed therefor; provided, however, that if such judgment is finally reversed by an unappealed or unappealable decree of a court of competent jurisdiction of higher dignity in such country, the former royalty payments shall be resumed and the royalty payments not theretofore made and interest earned thereon shall become due and payable to ROYALTY PHARMA.

3.8 Maintenance of Third-Party Agreements

(a) {Intentionally deleted.}

(b) LICENSOR covenants to COMPANY and ROYALTY PHARMA that, during the term of this Agreement, it will:

(i) fulfill all of its obligations under the GSK/Shire Agreement;

(ii) take no action or omit to take any action which would cause it to be in breach of any provision of the GSK/Shire Agreement; and

(iii) immediately notify COMPANY and ROYALTY PHARMA in the event LICENSOR receives notice from GSK or SHIRE that LICENSOR is in breach or default under the GSK/Shire Agreement. In the event of any default of the type described in this clause (iii), LICENSOR agrees that if it fails or does not intend to cure such default, COMPANY may, at COMPANY’s option, do so and may invoice LICENSOR for any reasonable expenses COMPANY incurs in curing such default, with such reasonable expenses being due and payable by LICENSOR to COMPANY within sixty (60) days of receipt of such invoice. ROYALTY PHARMA agrees that, to the extent LICENSOR does not make such payment within sixty (60) days, COMPANY, its Affiliates and sublicensees may credit up to [ * ] of such amounts so not paid against any royalties payable hereunder to ROYALTY PHARMA. The exercise by COMPANY of the right set forth in the immediately preceding sentence shall not affect LICENSOR’s obligations to ROYALTY PHARMA set forth in Sections 3.8(b)(i) and (ii).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c) LICENSOR and COMPANY each covenant to each other and to ROYALTY PHARMA that, during the term of the Agreement, it will:

(i) fulfill all of its obligations under the GW Agreements, including, but not limited to, any royalty obligations set forth therein;

(ii) take no action or omit to take any action which would cause it to be in breach of any provision of the GW Agreements; and

(iii) immediately notify the other parties in the event it receives notice from GW that it is in default under the GW Agreements or that GW has terminated or intends to terminate the GW Agreements. In the event of any default of the type described in this Section 3.8(c), LICENSOR or COMPANY, as applicable, agrees that if it fails or does not intend to cure such default, the other party may, at such other party’s option, do so and may invoice to such other party any reasonable expenses such other party incurs in curing such default, with such reasonable expenses being due and payable by the receiving party to the sending party within sixty (60) days of receipt of such invoice. For any invoices sent by COMPANY to LICENSOR, ROYALTY PHARMA agrees that, to the extent LICENSOR does not make such payment within sixty (60) days, COMPANY, its Affiliates and sublicensees may credit up to [ * ] of such amounts so not paid against any royalties payable hereunder to ROYALTY PHARMA. The exercise by COMPANY of the right set forth in the immediately preceding sentence shall not affect LICENSOR’s obligations to ROYALTY PHARMA set forth in Sections 3.8(c)(i) and (ii). Nothing in this Section 3.8(c) is intended to affect the obligations of COMPANY set forth in Section 3.5(c).

(d) COMPANY agrees that, to the extent it, or any of its Affiliates or sublicensees credit any amounts owed by LICENSOR against royalties payable hereunder to ROYALTY PHARMA pursuant to this Section 3.8, and COMPANY, or any of its Affiliates or sublicensees thereafter recovers such amounts so credited from LICENSOR, COMPANY will immediately pay such amounts so credited to ROYALTY PHARMA.

ARTICLE 4.

REPORTS AND ACCOUNTING

4.1 Royalty Reports and Records

During the term of this Agreement, COMPANY shall furnish, or cause to be furnished to ROYALTY PHARMA, written reports governing each of COMPANY’s, COMPANY’s Affiliates’ and COMPANY’s sublicensees’ fiscal quarters showing:

(a) the gross selling price of all Licensed Products Sold by COMPANY, its Affiliates and sublicensees, in each country of the Licensed Territory during the reporting period, together with the calculations of Net Selling Price in accordance with Section 1.25; and

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b) the royalties payable in Dollars, which shall have accrued hereunder in respect to such Sales; and

(c) the exchange rates used, if any, in determining the amount of Dollars; and

(d) a summary of all reports provided to COMPANY by COMPANY’s sublicensees; and

(e) the basis for any credits taken against running royalties in accordance with Sections 3.3(d) and 7.1, including documentation of costs incurred by COMPANY in any litigation, infringement, interference, or other action pertaining to the Licensed Patents, and any deductions from running royalty payments taken pursuant to Section 3.5, including documentation of any royalties or other fees paid to third parties.

Reports shall be made quarterly and shall be due within sixty (60) days of the close of every COMPANY fiscal quarter. COMPANY shall keep accurate records in sufficient detail to enable royalties and other payments payable hereunder to be determined. COMPANY shall be responsible for all royalties and late payments that are due to ROYALTY PHARMA that have not been paid by COMPANY’s Affiliates and sublicensees. COMPANY’s sublicensees shall have, and shall be notified by COMPANY that they have, the option of making any royalty payment directly to ROYALTY PHARMA.

4.2 Right to Audit

(a) ROYALTY PHARMA shall have the right, upon prior notice to COMPANY, not more than once in each COMPANY fiscal year nor more than once in respect of any fiscal year, through an independent certified public accountant selected by ROYALTY PHARMA and acceptable to COMPANY, which acceptance shall not be unreasonably refused, to have access during normal business hours to those records of COMPANY as may be reasonably necessary to verify the accuracy of the royalty reports, including records reasonably necessary to verify of the accuracy of Net Selling Prices and Fully Absorbed Costs, required to be furnished by COMPANY pursuant to Section 4.1 of the Agreement. COMPANY shall include in any sublicenses granted pursuant to this Agreement a provision requiring the sublicensee to keep and maintain records of Sales made pursuant to such sublicense and to grant access to such records by ROYALTY PHARMA’s independent certified public accountant. If such independent certified public accountant’s report shows any underpayment of royalties by COMPANY its Affiliates or sublicensees, within [ * ] after COMPANY’s receipt of such report, COMPANY shall remit or shall cause its sublicensees to remit to ROYALTY PHARMA:

(i) the amount of such underpayment; and

(ii) if such underpayment exceeds [ * ] percent of the total royalties owed for the fiscal year then being reviewed, the reasonable fees and expenses

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

of such independent certified public accountant performing the audit. Otherwise, ROYALTY PHARMA’s accountant’s fees and expenses shall be borne by ROYALTY PHARMA. Any overpayment of royalties shall be fully creditable against future royalties payable in any subsequent royalty periods. Upon the expiration of [ * ] following the end of any fiscal year, the calculation of royalties payable with respect to such fiscal year shall be binding and conclusive on ROYALTY PHARMA and COMPANY, unless an audit is initiated before expiration of such [ * ].

(b) Pursuant to Section 4.2 of the GW License Agreement, COMPANY agrees to keep and maintain records of sales of Licensed Products made pursuant to the sublicense of GW Patents and GW Know-How granted hereby and to grant access and rights to GW’s independent certified accountant in the same manner and to the same extent as prescribed in the GW License Agreement.

(c) COMPANY agrees to furnish directly to GW, with a copy to LICENSOR, the written reports and other information required pursuant to Section 4.1 of the GW License Agreement in compliance with such Section 4.1 of the GW License Agreement.

4.3 Reports to LICENSOR.

COMPANY shall promptly furnish to LICENSOR such information relating to the Licensed Products as LICENSOR shall request as necessary in order to comply with LICENSOR’s obligations to government or other regulatory authorities relating to matters under this Agreement.

4.4 Confidentiality of Records

All information provided in accordance with, or subject to review, under this Article 4 shall be kept confidential to the extent provided in Article 9.

ARTICLE 5.

PAYMENTS

5.1 Payments and Due Dates

Except as otherwise provided herein, royalties and sublicense and other fees payable to ROYALTY PHARMA as a result of activities occurring during the period covered by each royalty report provided for under Article 4 of this Agreement shall be due and payable on the date such royalty report is due. Payments of royalties in whole or in part may be made in advance of such due date. Any payment in excess of [ * ] shall be made by wire transfer to an account of ROYALTY PHARMA designated by ROYALTY PHARMA from time to time; provided, however, that in the event that ROYALTY PHARMA fails to designate such account, COMPANY or its Affiliates and sublicensees may remit payment to ROYALTY PHARMA to the address applicable for the receipt of notices hereunder; providing, further, that any notice by ROYALTY PHARMA of such account or change in such account, shall not be effective until fifteen (15) days after receipt thereof by COMPANY.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.2 Currency Restrictions

(a) Except as hereinafter provided in this Section 5.2, all royalties shall be paid in Dollars. If, at any time, legal restrictions prevent the prompt remittance of part of or all royalties with respect to any country in the Licensed Territory where Licensed Products are Sold, COMPANY or its sublicensee shall have the right and option to make such payments by depositing the amount thereof in local currency to ROYALTY PHARMA’s accounts in a bank or depository in such country.

(b) COMPANY shall use an exchange rate equal to [ * ] . For example, the rate used to calculate Net Sales in the month of April would be [ * ]. If COMPANY changes its currency system, COMPANY shall provide ROYALTY PHARMA with prompt written notice and the parties shall negotiate in good faith a new methodology which is acceptable under GAAP.

(c) The royalties hereunder may be paid to ROYALTY PHARMA from COMPANY and/or its Affiliates from the United States and/or up to two (2) other jurisdictions for which no withholding tax is applicable to the payment to ROYALTY PHARMA taking into account all applicable tax laws and regulations.

5.3 Interest

Royalties and other payments required to be paid by COMPANY pursuant to this Agreement shall, if overdue, bear interest at the lesser of [ * ] or a per annum rate of [ * ] until paid. The payment of such interest shall not foreclose ROYALTY PHARMA and LICENSOR from exercising any other rights it may have because any payment is overdue.

ARTICLE 6.

PATENT PROSECUTION

6.1 Licensed Patents Assigned to LICENSOR.

(a) LICENSOR shall be primarily responsible for all Patent Prosecution Activities pertaining to Licensed Patents assigned solely to LICENSOR. LICENSOR shall select patent counsel, acceptable to COMPANY, to prosecute, acquire from the relevant patent offices, defend, maintain and handle any litigation, interference, opposition or other action pertaining to the validity, enforceability, allowability or subsistence (all of the foregoing activities being referred to as “Patent Prosecution Activities”) of all such Licensed Patents and shall provide COMPANY with copies of all filings and correspondence pertaining to such Patent Prosecution Activities [ * ] in a timely manner, so as to give COMPANY an opportunity to comment thereon. COMPANY shall, in a timely manner, provide ROYALTY PHARMA with copies of all filings and correspondence in the United States or in any EPO country provided to it by LICENSOR concerning the Licensed Patents.

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(b) To the extent reasonably possible, LICENSOR shall pursue Patent Prosecution Activities in respect of Licensed Patents in at least the following countries: [ * ]. LICENSOR shall, upon COMPANY’s request, pursue Patent Prosecution Activities of Licensed Patents in additional countries.

(c) If LICENSOR decides to abandon or allow to lapse any Licensed Patent that covers a Licensed Product, or discontinue any other Patent Prosecution Activities in respect thereof in any country of the Licensed Territory, LICENSOR shall promptly inform COMPANY and COMPANY shall be given the opportunity to assume Patent Prosecution Activities in respect thereof. COMPANY shall promptly notify ROYALTY PHARMA of any such notice received from LICENSOR.

(d) COMPANY shall reimburse LICENSOR, not later than thirty (30) days after receiving an invoice from LICENSOR (and reasonable substantiation thereof if requested by COMPANY), for all reasonable out-of-pocket expenses incurred by LICENSOR in respect of Patent Prosecution Activities. Invoices shall be submitted once in respect of each calendar quarter as promptly as practicable after the end of such quarter. If COMPANY [ * ] for Patent Prosecution Activities respecting any patent application or issued patent assigned solely to LICENSOR [ * ]. If both COMPANY and ROYALTY PHARMA [ * ], such patent application or issued patent shall [ * ].

(e) Subject to Section 6.1(f), COMPANY reserves the right to terminate its obligations pursuant to this Section 6.1 with respect to any Licensed Patent that covers a Licensed Product in any country or countries upon at least thirty (30) days’ prior written notice to LICENSOR. After the date specified in such notice on which COMPANY’s obligation to pay further expenses for Patent Prosecution Activities terminates, such patent application or patent, as the case may be, shall no longer be included in the Licensed Patents in those countries in which COMPANY has exercised its rights to terminate such obligations.

(f) COMPANY may elect to cease Patent Prosecution Activities, subject to the following provisions:

(i) If (A) COMPANY has assumed Patent Prosecution Activities under Section 6.1(c) and (B) COMPANY subsequently decides, with respect to a Licensed Patent that covers a Licensed Product, to (1) abandon or allow to lapse such Licensed Patent or (2) discontinue any other Patent Prosecution Activities in respect thereof, or (3) to commence any reissue, re-examination, renewal or substitution proceeding, in each case in the United States or any EPO country, COMPANY shall provide ROYALTY PHARMA with thirty (30) days prior written notice of such decision or any such abandonment, lapse, discontinuation or commencement. Any such decision shall be made on a commercially reasonable basis, taking into account (i) [ * ].

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(ii) COMPANY shall have the right to abandon or allow to lapse any Licensed Patent or discontinue any other Patent Prosecution Activities outside the United States and the EPO countries in its sole discretion and without notice to ROYALTY PHARMA.

6.2 Licensed Patents Jointly Assigned to COMPANY and LICENSOR

Any invention relating to a Licensed Compound, the invention of which under applicable patent law is attributed jointly to at least one employee of LICENSOR and at least one employee of COMPANY, shall be assigned by such employees to LICENSOR and COMPANY. Any such jointly assigned patent, or patent application which includes claims to any Licensed Products shall be considered a Licensed Patent and subject to the terms of this Agreement. COMPANY shall be primarily responsible for all Patent Prosecution Activities pertaining to Licensed Patents jointly assigned to LICENSOR and COMPANY. COMPANY shall select patent counsel, acceptable to LICENSOR, to pursue Patent Prosecution Activities in respect of all such Licensed Patents and shall provide LICENSOR with copies of all filings and correspondence pertaining to such Patent Prosecution Activities, in a timely manner, so as to give LICENSOR an opportunity to comment thereon. COMPANY shall advise such patent counsel in writing that for purposes of such Patent Prosecution Activities, such counsel represents both COMPANY and LICENSOR. COMPANY shall further inform LICENSOR of any decision by COMPANY to discontinue any Patent Prosecution Activities in respect of any pending patent application or issued patent promptly upon reaching such decision and in any case, no less than thirty (30) days before the discontinuance thereof. COMPANY shall be solely responsible for all expenses incurred by COMPANY in prosecuting and maintaining such patents or patent applications. COMPANY shall pursue Patent Prosecution Activities of such Licensed Products in those countries it deems reasonably appropriate after consultation with LICENSOR. If COMPANY fails to timely pursue Patent Prosecution Activities in respect of any patent application or issued patent jointly assigned to COMPANY and LICENSOR in any country in which LICENSOR wishes to pursue such Patent Prosecution Activities, LICENSOR shall be free at its sole expense, to continue or discontinue any or all of the Patent Prosecution Activities in respect of such patent application or issued patent in such country or grant their rights to such patent application or issued patent to third parties. Thereafter, LICENSOR’s rights to such patent application and issued patent shall no longer be included in the license granted pursuant to Section 2.1 and COMPANY shall further, upon LICENSOR’s request, license COMPANY’s rights under such jointly assigned patents to LICENSOR or any licensees of LICENSOR, non-exclusively on a royalty free basis.

6.3 GW Patent Prosecution Activities

LICENSOR agrees not to assume responsibility for any GW Patent Prosecution Activities (as defined in the GW License Agreement) without first consulting with COMPANY to discuss the commercial importance of the patents and patent applications with respect to which LICENSOR is contemplating assuming GW Patent Prosecution Activities.

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6.4 Covenant to Transfer Prosecution Activities

LICENSOR and COMPANY agree to discuss and negotiate in good faith, at the earliest time practicable after the Effective Date, a transfer of primary responsibility for Patent Prosecution Activities for all or a portion of the Licensed Patents to COMPANY, and to provide powers of attorney for such transferred Licensed Patents to COMPANY. COMPANY shall, upon any such transfer, then be responsible for the prosecution and maintenance of any and all such transferred Licensed Patents on behalf of LICENSOR, at COMPANY’s expense. COMPANY and LICENSOR shall not agree on or implement any such transfer that reasonably would be expected to have an adverse effect on ROYALTY PHARMA’s rights specified in this Article 6.

6.5 Notices Relating to the Licensed Patents

LICENSOR shall notify COMPANY of the issuance of each U.S. patent included among the Licensed Patents, giving the date of issue and patent number for each such patent. Such notices shall be given promptly, but in any event within five (5) business days of LICENSOR’s notice of each such patent’s date of issue. COMPANY shall promptly notify ROYALTY PHARMA of any such notice received from LICENSOR.

6.6 Authorization Relating to Patent Term Extension

LICENSOR hereby authorizes COMPANY: (a) to include in any data submission for a Licensed Product, as COMPANY may deem appropriate under 21 U.S.C. 355(b), (c)(2), a list of patents included among the Licensed Patents that relate to such Licensed Product and such other information as COMPANY in its reasonable discretion believes is appropriate to be filed in such submission; and (b) to exercise any rights that may be exercisable by LICENSOR as patent owner under the Act to apply for patent term restoration or extension, or supplemental protection certificates or their equivalents in any country in the Territory for any patent included among the Licensed Patents that covers a Licensed Product. LICENSOR agrees to cooperate with COMPANY or its sublicensees, as applicable, in the exercise of the authorization granted herein or which may be granted pursuant to this Section 6.6 and will execute such documents and take such additional action as COMPANY may reasonably request in connection therewith, at COMPANY’s expense.

ARTICLE 7.

INFRINGEMENT

7.1 Third Party Infringement.

If any party becomes aware of any activity that it believes infringes a Valid Claim that covers a Licensed Product, the party obtaining such knowledge shall promptly advise the other parties of all relevant facts and circumstances pertaining to the potential infringement. Subject to the rights of (i) GW with respect to patents owned or controlled

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by GW and (ii) Shire with respect to patents owned or controlled by Shire, COMPANY shall have the sole right to enforce any rights within the Licensed Patents against such infringement, at its own expense. LICENSOR and ROYALTY PHARMA shall cooperate with COMPANY in such effort, at COMPANY’s expense, including being joined as a party to such action if necessary. In each calendar year, COMPANY may [ * ]. Any damage awards or settlement payments made to COMPANY in connection with any such infringement action shall be distributed in the following order of priority:

(a) [ * ];

(b) [ * ]; and

(c) [ * ]:

(i) If such award, recovery or settlement is for infringement by a product that is competitive to a Licensed Product, [ * ] as follows:

(A) the award, recovery or settlement shall be [ * ]; or

(B) the award, recovery or settlement shall be [ * ].

(ii) Any other or additional award, recovery or settlement amount shall be [ * ] .

7.2 COMPANY’s Right to Pursue Third Party Infringers.

(a) If COMPANY elects, after receiving notice of a potential infringement in the United States or any EPO country, or providing LICENSOR and ROYALTY PHARMA with notice of such infringement, to either (1) not seek to terminate such infringement; or (2) not institute an action to prevent continuation thereof and, thereafter, to prosecute such action diligently, COMPANY shall promptly provide written notice of such election to ROYALTY PHARMA. Otherwise, COMPANY shall, within a commercially reasonable time, take steps to stop such infringement and, if necessary, commence an action to terminate such infringement and prosecute such action on a commercially reasonable basis. Any decisions made by COMPANY under this Section 7.2(a) shall be made on a commercially reasonable basis, taking into account (i) ROYALTY PHARMA’s desire to maximize royalty revenue for Licensed Products in the Licensed Territory; and (ii) COMPANY’s reasonable judgment as to any material adverse effects on such revenue created by such decision.

(b) Notwithstanding the foregoing Section 7.2(a), in the event COMPANY receives the certification referenced in Section 7.5, subject to applicable laws and regulations, if requested by ROYALTY PHARMA, COMPANY shall initiate within the time period set forth in the appropriate laws and regulations for the filing of such actions, an action to terminate infringement implicated by such notice. COMPANY and ROYALTY PHARMA shall then promptly discuss a strategy for pursuing such

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action. Each party’s rights with respect to the initiation and prosecution of any such action, or any recovery obtained as a result of such action, shall be as set forth in this Article 7.

(c) COMPANY shall have the right to elect to not pursue infringement of the Licensed Patents outside the United States and the EPO countries in its sole discretion and without notice to ROYALTY PHARMA.

7.3 Third Party Infringers in Respect of GW Patents.

Any right which LICENSOR acquires to pursue third party infringers in respect of the GW Patents shall be immediately exercisable by COMPANY in accordance with the applicable terms and provisions set forth in the GW License Agreement and this Article 7.

7.4 Infringement of Third Party Rights

COMPANY shall have the sole right, but not the obligation, to defend against claims or initiate any declaratory judgment action relating to a Licensed Compound or Licensed Product or bring any such action necessary to protect its interest in such Licensed Compound or Licensed Product, at its own expense.

7.5 Notices and Authorizations

(a) LICENSOR shall notify COMPANY of each certification pertaining to any patent included among the Licensed Patents which LICENSOR receives pursuant to 21 U.S.C. §§ 355(b)(2)(A)(iv) or (j)(2)(A)(vii)(IV) or its successor provisions, or Canada’s Patented Medicines (Notice of Compliance) Regulations Article 5, or any similar provisions in a country other than the United States and Canada, and shall provide COMPANY with a copy of such certification within five (5) days of receipt by LICENSOR. Each Party’s rights with respect to the initiation and prosecution of any legal action as a result of such certification or any recovery obtained as a result of such legal action shall be as defined in this Section 7. COMPANY shall notify ROYALTY PHARMA within five (5) days of COMPANY’s receipt of any such certification from LICENSOR or otherwise.

(b) LICENSOR hereby authorizes COMPANY to commence suit for any infringement of the Licensed Patents that covers a Licensed Product under 21 U.S.C. §§ 355(b)(2)(A)(iv) or (j)(2)(A)(vii)(IV) or their successor provisions.

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ARTICLE 8. WARRANTIES;

EXCLUSION OF WARRANTIES; AND INDEMNIFICATION

8.1 Warranties of LICENSOR

(a) LICENSOR represents and warrants that, to the best of its knowledge:

(i) LICENSOR has disclosed to COMPANY all potential patent rights in the control of third parties known to LICENSOR as of the Effective Date which may be needed to commercialize any Licensed Products; and

(ii) Appendix “A” is a complete list of all patents and patent applications included in the Licensed Patents as of the Effective Date. LICENSOR will, from time to time during the term of this Agreement, promptly provide COMPANY, upon request, with an updated version of Appendix “A.”

(b) LICENSOR further represents and warrants that:

(i) it is the exclusive owner of the patents and patent applications identified as owned by LICENSOR on Appendix “A”;

(ii) it is a co-owner of the patents and patent applications identified as co-owned by LICENSOR and COMPANY on Appendix “A”; and

(iii) it has the exclusive right and license to practice, with the right to sublicense, the patents and patent applications identified as licensed pursuant to the GW License Agreement or the GSK/Shire Agreement on Appendix “A” to develop, make, have made, use, import, offer for sale and sell Licensed Products.

For purposes of the representation and warranty set forth in clause (i) of Subsection 8.1(a), “LICENSOR” shall mean any employees of LICENSOR who [ * ]. COMPANY acknowledges that LICENSOR has not undertaken any investigation with respect to the potential patent rights of any third party.

8.2 Warranties of Each Party

Each party hereto represents to the others that it is free to enter into this Agreement and to carry out all of the provisions hereof, including, in the case of LICENSOR, its grant to COMPANY of the license described in Section 2.1.

8.3 Merchantability and Exclusion of Warranties

COMPANY possesses the necessary expertise and skill in the technical areas pertaining to the Licensed Patents, Licensed Products and Licensed Technology to make, and has made, its own evaluation of the capabilities, safety, utility and commercial application of the Licensed Patents, Licensed Products and Licensed Technology.

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ACCORDINGLY, EXCEPT AS SET FORTH IN SECTIONS 8.1 AND 8.2, LICENSOR DOES NOT MAKE ANY REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO THE VALIDITY OF LICENSED PATENTS, LICENSED TECHNOLOGY OR LICENSED PRODUCTS AND EXPRESSLY DISCLAIMS ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND ANY OTHER IMPLIED WARRANTIES WITH RESPECT TO THE CAPABILITIES, SAFETY, UTILITY, OR COMMERCIAL APPLICATION OF THE LICENSED PATENTS, LICENSED TECHNOLOGY OR LICENSED PRODUCTS.

8.4 [ * ]

[ * ]. This Section shall not affect COMPANY’s rights hereunder to any credit or royalty reduction explicitly permitted elsewhere herein.

8.5 Indemnification

(a) COMPANY shall defend, indemnify, and hold harmless the Indemnitees, from and against any and all claims, demands, loss, liability, expense, or damage (including investigative costs, court costs and reasonable attorneys’ fees) Indemnitees may suffer, pay, or incur as a result of claims, demands or actions against any of the Indemnitees arising or alleged to arise by reason of, or in connection with, any and all personal injury (including death) and property damage caused or contributed to, in whole or in part, by manufacture, testing, design, use, Sale, promotion or labeling of any Licensed Products by COMPANY or COMPANY’s Affiliates, contractors, agents or sublicensees. COMPANY’s obligations under Sections 3.5(c), 8.4, 8.5, 8.6 and 8.7, and Article 9 shall survive the expiration or termination of this Agreement for any reason.

(b) LICENSOR shall indemnify and hold Indemnitees harmless from and against any and all claims, demands, loss, liability, expense or damage (including investigative costs, court costs and reasonable attorneys’ fees) Indemnitees may suffer, pay or incur as a result of claims, demands or actions against any of the Indemnitees arising by reason of, or in connection with, the breach by LICENSOR of any of its representations and warranties set forth in this Agreement.

8.6 Insurance.

COMPANY has provided to ROYALTY PHARMA and LICENSOR in the Disclosure Letter an accurate written description of COMPANY’s insurance [ * ] policies with respect to product liability for Licensed Products as shall be in effect on the Effective Date (the “Current Insurance Program”). LICENSOR, ROYALTY PHARMA and COMPANY agree that as of the Effective Date the Current Insurance Program is sufficient to satisfy COMPANY’s obligations pursuant to this Section 8.6. Without limiting COMPANY’s indemnity obligations under Section 8.5, COMPANY shall cause to be in force, a commercially reasonable program of insurance for Licensed Products, which program shall (x) include product liability insurance, each in an aggregate amount at least equal to an amount that is commercially reasonable with respect to

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pharmaceutical companies comparable to COMPANY for risks comparable to those involved with the Licensed Products, and in any event in an amount no less than [ * ] per occurrence for each of bodily injury, and (y) consist of one or more of the following:

(a) [ * ] in an aggregate amount at least equal to [ * ], provided that such [ * ] will specifically insure the Indemnitees, as additional insureds, for all claims, damages, and actions mentioned in Section 8.5(a) of this Agreement; and COMPANY will provide LICENSOR and ROYALTY PHARMA with no less than [ * ] written notice of any change in such [ * ] that may reasonably be expected to have an adverse effect on LICENSOR or ROYALTY PHARMA (including, without limitation, any increase in the scope or amount of such [ * ]) or of any termination of such [ * ]; and

(b) an [ * ] insurance policy in an aggregate amount at least equal to the aggregate amount of [ * ], provided that such policy will:

(i) specifically insure the Indemnitees, as additional insureds, for all claims, damages, and actions mentioned in Section 8.5(a) of this Agreement; and

(ii) require the insurance carrier to provide LICENSOR and ROYALTY PHARMA with no less than [ * ] written notice of any change in the terms or coverage of the policy or its cancellation.

8.7 Notice of Claims; Indemnification Procedures

(a) COMPANY shall promptly notify LICENSOR and ROYALTY PHARMA of all claims involving the Indemnitees for which indemnification is or may be provided in Section 8.5(a) and shall advise LICENSOR and ROYALTY PHARMA of the policy amounts that might be needed to defend and pay any such claims.

(b) An Indemnitee which intends to claim indemnification under this Article 8 shall promptly notify the party from whom it is seeking indemnification (the “Indemnitor”) and the other party to this Agreement in writing of any matter in respect of which the Indemnitee or any of its employees or agents intend to claim such indemnification. The Indemnitee shall permit, and shall cause its employees and agents to permit, the Indemnitor, at its discretion, to settle any such matter and agrees to the complete control of such defense or settlement by the Indemnitor; provided, however, that such settlement does not adversely affect the Indemnitee’s rights hereunder or impose any obligations on the Indemnitee in addition to those set forth herein in order for it to exercise such rights. No such matter shall be settled without the prior written consent of the Indemnitor and the Indemnitor shall not be responsible for any legal fees or other costs incurred other than as provided herein. The Indemnitee, its employees and agents shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of any matter covered by the applicable indemnification. The Indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection and expense.

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ARTICLE 9.

CONFIDENTIALITY

9.1 Treatment of Confidential Information

Except as otherwise provided hereunder, during the term of this Agreement and for a period of [ * ] thereafter:

(a) COMPANY and its Affiliates and sublicensees shall retain in confidence and use only for purposes of this Agreement, any written information and data supplied by LICENSOR or ROYALTY PHARMA to COMPANY under this Agreement; and

(b) LICENSOR and ROYALTY PHARMA shall retain in confidence and use only for purposes of this Agreement any written information and data supplied by COMPANY or on behalf of COMPANY to LICENSOR and/or ROYALTY PHARMA under this Agreement.

For purposes of this Agreement, all such information and data which a party is obligated to retain in confidence shall be called “Information.”

9.2 Right to Disclose

To the extent that it is reasonably necessary to fulfill its obligations or exercise its rights under this Agreement, or any rights which survive termination or expiration hereof, each party may disclose Information to its Affiliates, sublicensees, consultants, outside contractors, actual or prospective investors, the Inventors, governmental regulatory authorities and clinical investigators on condition that such entities or persons agree:

(a) to keep the Information confidential for a [ * ] time period and to the same extent as each party is required to keep the Information confidential; and

(b) to use the Information only for such purposes as such parties are authorized to use the Information.

Each party or its Affiliates or sublicensees may disclose Information to the government or other regulatory authorities to the extent that such disclosure (i) is necessary for the prosecution and enforcement of patents, or authorizations to conduct clinical trials or commercially market Licensed Products, provided such party is then otherwise entitled to engage in such activities during the term of this Agreement or thereafter in accordance with the provisions of this Agreement, or (ii) is legally required. Notwithstanding anything to the contrary contained herein but subject to Section 9.4, ROYALTY PHARMA may disclose written information and data supplied by LICENSOR or COMPANY to any rating agency, any note holder of ROYALTY PHARMA or its Affiliates, or any insurer thereof, provided in each case that such agency, holder or insurer is subject to commercially reasonable confidentiality obligations.

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9.3 Release from Restrictions

The obligation not to disclose Information shall not apply to any part of such Information that:

(a) is or becomes patented, published or otherwise part of the public domain, other than by unauthorized acts of the party obligated not to disclose such Information (for purposes of this Article 9 the “receiving party”) or its Affiliates or sublicensees in contravention of this Agreement; or

(b) is disclosed to the receiving party or its Affiliates or sublicensees by a third party provided that such Information was not obtained by such third party directly or indirectly from the other party to this Agreement; or

(c) prior to disclosure under this Agreement, was already in the possession of the receiving party, its Affiliates or sublicensees, provided that such Information was not obtained directly or indirectly from the other party to this Agreement; or

(d) results from research and development by the receiving party or its Affiliates or sublicensees, independent of disclosures from the other party of this Agreement, provided that the persons developing such information have not had exposure to the information received from the other party to this Agreement; or

(e) is required by law to be disclosed by the receiving party, provided that the receiving party uses reasonable efforts to notify the-other party immediately upon learning of such requirement in order to give the other party reasonable opportunity to oppose such requirement; or

(f) in the case of Information disclosed by a party to this Agreement, if such party agrees in writing that such Information may be disclosed by the party to this Agreement to whom such Information has been disclosed by such party.

9.4 GSK/Shire and GW Confidentiality

If COMPANY or LICENSOR provides to ROYALTY PHARMA or any sublicensee or any other third party any information or data which was furnished to LICENSOR under the GSK/Shire Agreement or the GW Agreements and then provided to COMPANY, or if COMPANY discloses to any sublicensee or to any other third party any specific terms of the GSK/Shire Agreement or the GW Agreements, COMPANY shall ensure that such sublicensee or third party is subject to the confidentiality obligations imposed on sublicensees under, as applicable, (i) Article 9 and Section 13.3 of the GSK/Shire Agreement; (ii) Article 3 of the Settlement Agreement; and (iii) Article

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12 and Section 15.3 of the GW License Agreement. ROYALTY PHARMA agrees that it is subject to the confidentiality obligations referred to in clauses (i), (ii) and (iii) of the immediately preceding sentence.

ARTICLE 10.

TERM AND ENFORCEMENT

10.1 Term

The term of this Agreement shall commence on the date of this Agreement and shall continue in full force and effect until the expiration of (a) the last to expire Valid Claim or (b) COMPANY’s obligations to pay royalties hereunder, whichever is last to occur. Upon the expiration of this Agreement pursuant to this Section 10.1, the licenses granted under Section 2.1 shall remain fully paid-up, perpetual and irrevocable (notwithstanding Sections 10.4(a) and 10.5).

10.2 Failure to Enforce

The failure of any party, at any time, or for any period of time, to enforce any of the provisions of this Agreement, shall not be construed as a waiver of such provisions or as a waiver of the right of such party thereafter to enforce each and every such provision of this Agreement.

10.3 No Termination

No party to this Agreement shall have the right to terminate, nor shall any party to this Agreement seek to terminate or encourage any others to terminate or seek to terminate, this Agreement for any reason, but instead upon any breach of any obligation owed under this Agreement, a party may seek money damages or equitable relief through Section 14.1, if applicable, or through other means.

10.4 Bankruptcy

The parties intend for this Agreement to be treated as an “executory” contract under Title 11 of the U.S. Code and other applicable bankruptcy law (“Title 11”). In the event that COMPANY becomes a debtor under Title 11:

(a) If this Agreement is rejected as provided in or pursuant to Title 11, (i) such rejection shall not serve to terminate this Agreement as between ROYALTY PHARMA and LICENSOR (and if this Agreement is terminated or otherwise rendered unenforceable as a result of such rejection or otherwise in connection with COMPANY’s Title 11 proceeding, LICENSOR and ROYALTY PHARMA shall be deemed to have entered into a like agreement in replacement thereof, which they shall confirm by written agreement), (ii) neither LICENSOR nor ROYALTY PHARMA shall be treated as having assumed or otherwise be liable to the other for any obligations of COMPANY under this Agreement (including any obligations to LICENSOR or ROYALTY PHARMA), (iii)

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following such rejection, ROYALTY PHARMA and LICENSOR shall use commercially reasonable efforts jointly to seek to obtain a new licensee to market the Licensed Products in accordance with the terms of this Agreement, to enjoy the rights of COMPANY under this Agreement and to assume the obligations of COMPANY under this Agreement (including all obligations to LICENSOR and ROYALTY PHARMA) (the “Re-license”) and (iv) LICENSOR shall use commercially reasonable efforts (without any requirement to make payments as a result thereof) to preserve its rights under the GSK/Shire Agreement and the GW Agreements so as to make them available for the Re-license. LICENSOR and ROYALTY PHARMA agree to negotiate the terms and conditions of the Re-license in good faith and such that Re-license will provide that (A) LICENSOR shall be reimbursed for its out-of-pocket expenses incurred as a result of COMPANY becoming a debtor under Title 11 and the Re-license, (B) the new licensee under the Re-license will bear all obligations of COMPANY to LICENSOR and ROYALTY PHARMA under this Agreement including Sections 3.5(c), 8.5 and 8.6 hereof and (C) the new licensee will make payment of royalties and other amounts, other than amounts owed to LICENSOR under this Agreement, to ROYALTY PHARMA with LICENSOR not being entitled to any such payments. Neither LICENSOR nor ROYALTY PHARMA will have any obligation to enter into the Re-license unless such Re-license complies with the immediately preceding sentence. Nothing in this paragraph shall be construed to require LICENSOR to make any payment to ROYALTY PHARMA in connection with such rejection or Re-license or to require ROYALTY PHARMA to make any payment to LICENSOR in connection with such rejection or Re-license.

(b) If COMPANY (in any capacity, including as a debtor-in-possession or by a Title 11 trustee) seeks, pursuant to or as provided in Title 11, to assume this Agreement, and if LICENSOR’s consent or other approval is required for such assumption, LICENSOR shall exercise any such consent or other approval rights at ROYALTY PHARMA’s written direction, and further shall not object to or otherwise challenge any such assumption without ROYALTY PHARMA’s prior written consent, as long as, in each case, doing so shall not expose LICENSOR to any liability other than as provided in this Agreement. If COMPANY (in any capacity, including as a debtor-in-possession or by a Title 11 trustee) seeks, pursuant to or as provided in Title 11, to assume and assign this Agreement, and if LICENSOR’s consent or other approval is required for such assumption and assignment, LICENSOR shall not unreasonably withhold or delay such consent.

The foregoing provisions of this Section 10.4 are without prejudice to any other rights or remedies LICENSOR or ROYALTY PHARMA may have arising under this Agreement, Title 11 or other applicable law.

10.5 Diligence

If during the term of this Agreement COMPANY and its sublicensees cease to market, promote and sell (other than for safety or other regulatory reasons) all of the Licensed Products previously Registered in all of the Major Market Countries for a period of [ * ], then within [ * ] of ROYALTY PHARMA’s written request, COMPANY

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

shall meet with ROYALTY PHARMA to discuss COMPANY’s future commercialization plans for such Licensed Products. Notwithstanding the foregoing, the [ * ] period described in the preceding sentence shall be extended for so long as COMPANY experiences a suspension of manufacturing of Licensed Product for reasons not within its control and COMPANY is using reasonable commercial efforts to have such manufacturing resumed. If within [ * ] of COMPANY’s receipt of such written request, COMPANY shall have failed to provide reasonable evidence to ROYALTY PHARMA of COMPANY’s marketing and sale of any one or more Licensed Products in any one or more of the Major Market Countries, then effective upon written notice from ROYALTY PHARMA:

(a) all of the rights and obligations of COMPANY hereunder (including all obligations to LICENSOR) shall be immediately and irrevocably transferred to a new licensee designated by ROYALTY PHARMA (“New Licensee”), whose identity is subject to the prior written consent of LICENSOR, which consent shall not be unreasonably withheld or delayed, with New Licensee becoming “COMPANY” hereunder for such purposes, provided that COMPANY shall not be required to transfer any rights to intellectual property other than the Licensed Patents except as provided below in this Section 10.5;

(b) COMPANY shall no longer be a party to this Agreement and shall have no rights or obligations hereunder, other than as provided pursuant to this Section 10.5 and those accrued prior to delivery of such written notice;

(c) LICENSOR shall not make or otherwise advance any claim or other position that diminishes or otherwise impairs the rights afforded ROYALTY PHARMA by the preceding Sections 10.5(a) and 10.5(b); and

(d) following the transfer in subsection (a), New Licensee’s right to assign the rights of COMPANY hereunder shall be subject to the prior written consent of LICENSOR, which consent shall not be unreasonably withheld or delayed.

In the event of any transfer of the license and rights pursuant to this Section 10.5, ROYALTY PHARMA and COMPANY shall negotiate in good faith and agree upon commercially reasonable terms for (i) the transfer of technology, intellectual property rights, including patents and trademarks, manufacturing contracts and rights, regulatory filings and approvals (including NDAs and drug master files), and such other matters as ROYALTY PHARMA and COMPANY agree are necessary and appropriate to transfer to New Licensee to enable New Licensee and its Affiliates and sublicensees to manufacture, have manufactured, use, sell, offer for sale, market, import and promote Licensed Compounds; (ii) [ * ]; and other relevant factors); (iii) [ * ] to the extent that ROYALTY PHARMA and COMPANY agree that COMPANY shall [ * ]; and (iv) [ * ] (to the extent those matters are not already addressed by the preceding clause (ii)). Notwithstanding the foregoing, [ * ] pursuant to this Section 10.5).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ROYALTY PHARMA shall promptly reimburse LICENSOR for all reasonable expenses LICENSOR incurs in connection with any assignments described in Sections 10.5(a) and (d). The foregoing provisions of this Section 10.5 are without prejudice to any other rights or remedies ROYALTY PHARMA or LICENSOR may have arising under this Agreement or other applicable law.

ARTICLE 11.

ASSIGNMENT

11.1 Assignment Rights

COMPANY shall not assign this Agreement or any part thereof without the prior written consent of ROYALTY PHARMA and LICENSOR, which consents shall not be unreasonably withheld or delayed. ROYALTY PHARMA may assign this Agreement or any part hereof without the consent of either COMPANY or LICENSOR; provided that, if such assignment includes an assignment of the rights and/or obligations of Articles 6 or 7, then ROYALTY PHARMA may not effect an assignment of this Agreement without the prior written consent of COMPANY, which consent shall not be unreasonably withheld or delayed. COMPANY or ROYALTY PHARMA may, however, without the other parties’ consent, assign or sell its rights under this Agreement (a) in connection with the transfer or sale of substantially its entire business to which this Agreement pertains, (b) in the event of its merger or consolidation with another company, (c) to an Affiliate, or (d) in the case of ROYALTY PHARMA, or any of its Affiliates, any collateral trustee, as security, under its applicable financing facility. Any permitted assignee shall assume all obligations of its assignor under this Agreement. No assignment shall relieve any party of responsibility for the performance of any accrued obligation which such party has under this Agreement. Any assignee of this Agreement shall assume all accrued and prospective obligations including but not limited to those set forth in Article 6.

11.2 GW Agreements

Notwithstanding any provision to the contrary in the GW Agreements, COMPANY may not assign to GW or any Affiliate of GW any rights transferred, license or sublicensed to COMPANY under the GW Agreements.

ARTICLE 12.

TRANSFER OF LICENSED TECHNOLOGY

LICENSOR shall supply COMPANY with all available Licensed Technology which becomes known to LICENSOR during the term of this Agreement, which disclosure will be made at least semi-annually or sooner, if practicable.

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ARTICLE 13.

REGISTRATION OF LICENSE

COMPANY, at its expense, may register the license granted under this Agreement in any country of the Licensed Territory where the use, sale or manufacture of a Licensed Product in such country would be covered by a Valid Claim. Upon request by COMPANY, LICENSOR agrees promptly to execute any “short form” licenses submitted to it by COMPANY in order to effect the foregoing registration in such country.

ARTICLE 14.

MISCELLANEOUS

14.1 Arbitration

Any controversy, claim or dispute regarding the size of any royalty reduction pursuant to Subsection 3.5(b) shall be resolved through arbitration conducted under the auspices of the American Arbitration Association pursuant to that organization’s rules for commercial arbitration. The arbitration proceedings shall take place in [ * ].

14.2 Export Controls

COMPANY acknowledges that LICENSOR is subject to United States laws and regulations controlling the export of technical data, biological materials, chemical compositions and other commodities and that LICENSOR’s obligations under this Agreement are contingent upon compliance with applicable United States export laws and regulations. The transfer of technical data, biological materials, chemical compositions and commodities may require a license from the cognizant agency of the United States government or written assurances by COMPANY that COMPANY shall not export data or commodities to certain foreign countries without the prior approval of certain United States agencies, or as otherwise prescribed by applicable law or regulation. LICENSOR neither represents that an export license shall not be required nor that, if required, such export license shall issue.

14.3 Legal Compliance

COMPANY shall comply with all laws and regulations relating to its manufacture, use, sale, labeling or distribution of Licensed Products and shall not take any action which would cause LICENSOR, COMPANY or ROYALTY PHARMA to violate any laws or regulations.

14.4 Independent Contractor

COMPANY’s relationship to LICENSOR shall be that of a licensee only. None of the parties hereto shall be the agent of any other party and shall have no authority to

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act for, or on behalf of, any other party in any matter. Persons retained by any party as employees or agents shall not, by reason thereof, be deemed to be employees or agents of any other party.

14.5 Patent Marking

COMPANY shall mark Licensed Products Sold in the United States with United States patent numbers. Licensed Products manufactured or Sold in other countries shall be marked in compliance with the intellectual property laws in force in such countries. The foregoing obligations shall be subject to size and space limitations.

14.6 Use of Names; Publicity.

COMPANY and ROYALTY PHARMA shall obtain the prior written approval of LICENSOR prior to making use for any commercial purpose of the name of LICENSOR, the name of any of the Inventors or any employee of LICENSOR, except that COMPANY and ROYALTY PHARMA may identify LICENSOR to prospective investors and in public announcements relating to consummation of this Agreement to the extent contemplated by Section 4.2 of the Royalty Sale Agreement.

14.7 Effect

This Agreement shall not become effective or binding upon the parties until signed by LICENSOR’s Executive Vice President, the President, the Executive Vice President and Chief Financial Officer or any other authorized officer of COMPANY and a director of ROYALTY PHARMA.

14.8 Governing Law

This Agreement and all amendments, modifications, alterations, or supplements hereto, and the rights of the parties hereunder, shall be construed under and governed by the laws of the State of Georgia and the United States of America.

14.9 Entire Agreement

Except for the Royalty Sale Agreement and Conveyance Agreement, this Agreement constitutes the entire agreement between LICENSOR, COMPANY and ROYALTY PHARMA with respect to the subject matter hereof, shall restate, supersede and terminate the Existing Agreement and shall not be modified, amended or terminated, except by another agreement in writing executed by the parties hereto.

14.10 Survival

Section 3.5(c), 8.4, 8.5, 8.6, 8.7 and ARTICLE 9 shall survive termination or expiration of this Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

14.11 Severability

All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary so that they will not render this Agreement illegal, invalid or unenforceable. If any provision or portion of any provision of this Agreement, not essential to the commercial purpose of this Agreement, shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining provisions or portions thereof shall constitute their agreement with respect to the subject matter hereof, and all such remaining provisions, or portions thereof, shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which shall implement the commercial purpose of the illegal, invalid, or unenforceable provision. In the event that any provision essential to the commercial purpose of this Agreement is held to be illegal, invalid or unenforceable and cannot be replaced by a valid provision which will implement the commercial purpose of this Agreement, this Agreement and the rights granted herein shall terminate.

14.12 Force Majeure

Any delays in, or failure of performance of any party to this Agreement, shall not constitute a default hereunder, or give rise to any claim for damages, if and to the extent caused by occurrences beyond the control of the party affected, including, but not limited to, acts of God, strikes or other concerted acts of workmen, civil disturbances, fires, floods, explosions, riots, war, rebellion, sabotage, acts of governmental authority or failure of governmental authority to issue licenses or approvals which may be required.

14.13 Attorneys’ Fees

If any action at law, in equity or under Section 14.1 of this Agreement is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements, in addition to any other relief to which the party may be entitled.

14.14 Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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ARTICLE 15.

NOTICES

15.1 Notices

All notices, statements, and reports required to be given under this Agreement shall be in writing and shall be deemed to have been given upon delivery in person or, when deposited (a) in the mail in the country of residence of the party giving the notice, registered or certified postage prepaid or (b) with a professional courier service (e.g., FedEx or UPS), and addressed as follows:

To LICENSOR:	Office of Technology Transfer Emory University 1784 North Decatur Road, Suite 130 Atlanta, GA 30322 Facsimile: (404) 727-1271 Attention: Director

With an Informational Copy to:	Office of the General Counsel Emory University Administrative Building, Suite 409 1380 Oxford Road Atlanta, GA 30322 Facsimile: (404) 727-6098 Attention: General Counsel

To COMPANY:	Gilead Sciences, Inc. 333 Lakeside Drive Foster City, CA 94404 Attention: Executive Vice President and Chief Financial Officer Telecopy: [ * ]

With an Informational Copy to:

Gilead Sciences, Inc.

333 Lakeside Drive

Foster City, CA 94404

Attention: Vice President and General Counsel

Telecopy: [ * ]

Steve Parker

Arnold & Porter, LLP

1600 Tysons Blvd.

McLean, VA 22102

Telecopy: 703-720-7399

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

To ROYALTY PHARMA:

Investors Trust & Custodial Services (Ireland) Limited, solely in its capacity as Trustee of Royalty Pharma

Block D

Iveagh Court

Harcourt Road

Dublin 2, Ireland

Attention: William McManus

Telecopy: (353) 14 75 71 50

With an Informational Copy to	RP Management, LLC 110 East 59th Street Suite 3300 New York, NY 10022 Attention: Pablo Legorreta Telecopy: (212) 883-2260

and	Goodwin Procter LLP Exchange Place 53 State Street Boston, MA 02109 Attention: F. George Davitt, Esq. Telecopy: (617) 523-1231

and	Sidley Austin Brown & Wood LLP 787 Seventh Avenue New York, NY 10019 Attention: Max Von Hollweg, Esq. Telecopy: (212) 839-5599

Any party hereto may change the address to which notices to such party are to be sent by giving notice to the other party at the address and in the manner provided above. Any notice may be given, in addition to the manner set forth above, by facsimile, provided that the party giving such notice obtains acknowledgment by facsimile that such notice has been received by the party to be notified. Notice made in this manner shall be deemed to have been given when such acknowledgment has been transmitted.

15.2 Additional Provisions

Each party shall use reasonable efforts to give any material notice hereunder by use of a professional courier service, provided, that failure to do so shall have no effect if such notice is given in any other manner prescribed by Subsection 16.1. COMPANY shall use reasonable efforts to provide an informational copy of any notice to LICENSOR’s Office of the General Counsel as set forth in Subsection 16.1, provided, that failure to do so shall have no effect if such notice is given to LICENSOR as otherwise prescribed in Subsection 16.1.

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{REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK}.

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IN WITNESS WHEREOF, LICENSOR, COMPANY and ROYALTY PHARMA have caused this Agreement to be signed by their duly authorized representatives as of the day and year indicated below.

LICENSOR:

EMORY UNIVERSITY

By:	/s/ Michael J. Mandl
Name:	Michael J. Mandl
Title:	Executive Vice President for Finance and Administration

COMPANY:

GILEAD SCIENCES, INC.

By:	/s/ John F. Milligan
Name:	John F. Milligan, Ph.D.
Title:	Executive Vice President & CFO

ROYALTY PHARMA:

INVESTORS TRUST & CUSTODIAL SERVICES (IRELAND) LIMITED, solely in its capacity as Trustee of Royalty Pharma

By:	/s/ Paul M. McGuiggan
Name:	Paul M. McGuiggan
Title:	Director

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APPENDIX A

EMTRICITABINE PATENT PORTFOLIO

Method and Compositions for the [ * ]

Owned by Emory University

TITLE & DOCKET NAME	COUNTRY	FILING DATE	SERIAL NUMBER	PATENT NUMBER	ISSUE DATE	STATUS

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Antiviral Activity and Resolution of [ * ]

Owned by Emory University

TITLE & DOCKET NAME	COUNTRY	FILING DATE	SERIAL NUMBER	PATENT NUMBER	ISSUE DATE	STATUS

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Additional FTC Patent Applications and Patents

Owned by Emory University

TITLE & DOCKET NAME	COUNTRY	FILING DATE	SERIAL NUMBER	PATENT NUMBER	ISSUE DATE	STATUS

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Therapeutic Nucleosides

[ * ] Owned by Emory University

TITLE & DOCKET NAME	COUNTRY	FILING DATE	SERIAL NUMBER	PATENT NUMBER	ISSUE DATE	STATUS

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Method of Manufacture of [ * ]

[ * ]

TITLE & DOCKET NAME	COUNTRY	FILING DATE	SERIAL NUMBER	PATENT NUMBER	ISSUE DATE	STATUS

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Licensed pursuant to the GW License Agreement

TITLE & DOCKET NAME	COUNTRY	FILING DATE	SERIAL NUMBER	PATENT NUMBER	ISSUE DATE	STATUS

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Licensed pursuant to the GSK/Shire Agreement

[ * ]

(ALL BELOW LISTINGS TO THE END)

[ * ]

TITLE & DOCKET NAME	COUNTRY	FILING DATE	SERIAL NUMBER	PATENT NUMBER	ISSUE DATE	STATUS

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX “B”

LICENSE TO THE UNITED STATES GOVERNMENT

This instrument confers to the United States Government, as represented by the Department of Health and Human Services, a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced on its behalf throughout the world the following subject invention. This license will extend to all following divisionals or continuations of the patent application and all patents or reissues which may be granted thereon:

Invention Title:	Method and Compositions for [ * ]

Inventors:	Dr. Dennis Liotta Dr. Woo Baeg Choi

Patent Application

Serial No.:	[ * ]

Filing Date:	[ * ]

Country, if other than the United States	[ * ]

This subject invention was conceived or first actually reduced to practice in performance of a government-funded project, National Institutes of Health Grant/Contract [ * ]. Principal rights to this subject invention have been left with the Licensor, Emory University, subject to the provisions of 37 CFR 401 and 45 CFR 8.

Signed:	/s/ Ann R. Stevens	Date:	6/4/93

Typed Name: Ann R. Stevens, Ph.D.

Title: Associate Vice President for Research

Accepted on behalf of Government:

Date:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX “B”

LICENSE TO THE UNITED STATES GOVERNMENT

This instrument confers to the United States Government, as represented by the Department of Health and Human Services, a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced on its behalf throughout the world the following subject invention. This license will extend to all following divisionals or continuations of the patent application and all patents or reissues which may be granted thereon:

Invention Title:	Method of [ * ] and [ * ] of [ * ]

Inventors:	Dr. Dennis Liotta Dr. Raymond Schinazi Dr. Woo Baeg Choi

Patent Application

Serial No.:	[ * ]

Filing Date:	[ * ]

Country, if other than the United States

This subject invention was conceived or first actually reduced to practice in performance of a government-funded project, National Institutes of Health Grant/Contract [ * ]. Principal rights to this subject invention have been left with the Licensor, Emory University, subject to the provisions of 37 CFR 401 and 45 CFR 8.

Signed:	/s/ Ann R. Stevens	Date:	6/4/93

Typed Name: Ann R. Stevens, Ph.D.

Title: Associate Vice President for Research

Accepted on behalf of Government:

Date:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX “B”

LICENSE TO THE UNITED STATES GOVERNMENT

This instrument confers to the United States Government, as represented by the Department of Health and Human Services, a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced on its behalf throughout the world the following subject invention. This license will extend to all following divisionals or continuations of the patent application and all patents or reissues which may be granted thereon:

Invention Title:	Method for [ * ] , and [ * ]

Inventors:	Dr. Dennis Liotta Dr. Raymond Schinazi Dr. Woo-Baeg Choi

Patent Application

Serial No.:	[ * ]

Filing Date:	[ * ]

Patent No.:	[ * ]

Issue Date:	[ * ]

Country, if other than the United States	[ * ]

This subject invention was conceived or first actually reduced to practice in performance of a government-funded project, National Institutes of Health Grant/Contract [ * ]. Principal rights to this subject invention have been left with the Licensor, Emory University, subject to the provisions of 37 CFR 401 and 45 CFR 8.

Signed:	/s/ Ann R. Stevens	Date:	6/4/93

Typed Name: Ann R. Stevens, Ph.D.

Title: Associate Vice President for Research

Accepted on behalf of Government:

Date:

* I have enclosed a copy of the Issued Patent. The structures are not correct. I will send you a copy of the amended issued patent upon receipt.

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APPENDIX “B”

LICENSE TO THE UNITED STATES GOVERNMENT

This instrument confers to the United States Government, as represented by the Department of Health and Human Services, a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced on its behalf throughout the world the following subject invention. This license will extend to all following divisionals or continuations of the patent application and all patents or reissues which may be granted thereon:

Invention Title:	Method of [ * ] and [ * ] of [ * ]

Inventors:	Dr. Dennis Liotta Dr. Raymond Schinazi Dr. Woo-Baeg Choi

Patent Application

Serial No.:	[ * ]

Filing Date:	[ * ]

Country, if other than the United States

This subject invention was conceived or first actually reduced to practice in performance of a government-funded project, National Institutes of Health Grant/Contract [ * ]. Principal rights to this subject invention have been left with the Licensor, Emory University, subject to the provisions of 37 CFR 401 and 45 CFR 8.

Signed:	/s/ Vincent La Terza	Date:	12/27/95

Typed Name: Vincent La Terza

Title: Director of Licensing and Patent Counsel

Accepted on behalf of Government:

Date:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX “B”

LICENSE TO THE UNITED STATES GOVERNMENT

This instrument confers to the United States Government, as represented by the Department of Health and Human Services, a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced on its behalf throughout the world the following subject invention. This license will extend to all following divisionals or continuations of the patent application and all patents or reissues which may be granted thereon:

Invention Title:	Method of [ * ] and [ * ]

Inventors:	Dr. Dennis Liotta Dr. Raymond Schinazi Dr. Woo-Baeg Choi

Patent Application

Serial No.:	[ * ]

Filing Date:	[ * ]

Country, if other than the United States

This subject invention was conceived or first actually reduced to practice in performance of a government-funded project, National Institutes of Health Grant/Contract [ * ]. Principal rights to this subject invention have been left with the Licensor, Emory University, subject to the provisions of 37 CFR 401 and 45 CFR 8.

Signed:	/s/ Vincent La Terza	Date:	12/27/95

Typed Name: Vincent La Terza

Title: Director of Licensing and Patent Counsel

Accepted on behalf of Government:

Date:

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APPENDIX “B”

LICENSE TO THE UNITED STATES GOVERNMENT

This instrument confers to the United States Government, as represented by the Department of Health and Human Services, a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced on its behalf throughout the world the following subject invention. This license will extend to all following divisionals or continuations of the patent application and all patents or reissues which may be granted thereon:

Invention Title:	[ * ] and [ * ] of [ * ]

Inventors:	Dr. Dennis Liotta Dr. Raymond Schinazi Dr. Woo-Baeg Choi

Patent Application

Serial No.:	[ * ]

Filing Date:	[ * ]

Country, if other than the United States

This subject invention was conceived or first actually reduced to practice in performance of a government-funded project, National Institutes of Health Grant/Contract [ * ]. Principal rights to this subject invention have been left with the Licensor, Emory University, subject to the provisions of 37 CFR 401 and 45 CFR 8.

Signed:	/s/ Vincent La Terza	Date:	4/11/96

Typed Name: Vincent La Terza

Title: Director of Licensing and Patent Counsel

Accepted on behalf of Government:

Date:

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Appendix C

Global Access Program Countries

Afghanistan	Gambia	Nigeria

Algeria	Ghana	Rwanda

Angola	Guinea	Samoa

Bangladesh	Guinea Bissau	Sao Tome & Principe

Benin	Guyana	Senegal

Bhutan	Haiti	Seychelles

Botswana	Kenya	Sierra Leone

Burkina Faso	Kiribati	Solomon Islands

Burundi	Laos	Somalia

Cambodia	Lesotho	South Africa

Cameroon	Liberia	Sudan

Cape Verde	Libya	Swaziland

Central African Republic	Madagascar	Tanzania

Chad	Malawi	The Bahamas

Comoros	Maldives	Togo

Congo-Brazzaville	Mali	Tunisia

Cote dYvoire	Mauritania	Tuvalu

Democratic Republic of Congo	Mauritius	Uganda

Djibouti	Morocco	Vanuatu

Egypt	Mozambique	Yeman

Equatorial Guinea	Myanmar	Zambia

Eritrea	Namibia	Zimbabwe

Ethiopia	Nepal

Gabon	Niger

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Final

Appendix D

Covenant Agreement

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EXHIBIT B

TO THE ROYALTY SALE AGREEMENT

EMORY WIRE TRANSFER INSTRUCTIONS

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EXHIBIT C

TO THE ROYALTY SALE AGREEMENT

PRESS RELEASE

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Contacts:

Gilead Sciences	Emory University	Royalty Pharma
Susan Hubbard, Investors (650) 522-5715 Amy Flood, Media (650) 522-5643	James Wagner, President Michael Mandl, Executive Vice President (404) 727-4347	Pablo Legorreta, Chief Executive Officer Alexander Kwit, General Counsel (212) 883-0200

FOR IMMEDIATE RELEASE

GILEAD SCIENCES AND ROYALTY PHARMA ANNOUNCE $525 MILLION AGREEMENT WITH EMORY UNIVERSITY TO PURCHASE ROYALTY INTEREST FOR EMTRICITABINE

Foster City, CA, New York, NY and Atlanta, GA, July 18, 2005 – Gilead Sciences, Inc. (Nasdaq: GILD) and Royalty Pharma today announced that the companies have entered into an agreement with Emory University providing for the purchase of the royalty interest owed to Emory for emtricitabine, also known as Emtriva® . Under the terms of the agreement, Gilead and Royalty Pharma will make a one-time cash payment of $525 million to Emory in exchange for elimination of the emtricitabine royalties due to Emory on worldwide net sales of the product. The transaction, which is subject to customary closing conditions, is expected to close on or before July 29, 2005.

Gilead and Royalty Pharma will pay 65 and 35 percent, respectively, of the $525 million cash payment to Emory. Following this transaction, Gilead will be obligated to pay to Royalty Pharma royalty revenue based on all future emtricitabine net sales relative to Royalty Pharma’s contribution to the Emory royalty buyout. Gilead will continue to have obligations to pay certain royalties to GlaxoSmithKline, fulfilling Emory’s obligations under a previous agreement. Within 30 days of closing, Emory and certain inventors of emtricitabine may acquire interests in Royalty Pharma approximating up to 25 percent of the proceeds payable by Royalty Pharma in the transaction.

Lazard is acting as financial advisor to Gilead and Citigroup is acting as financial advisor to Emory and the inventors.

The University’s share of the transaction will be reinvested in Emory’s research mission following the terms of the Bayh-Dole Act passed by Congress in 1980 to encourage commercialization of research by universities.

“We feel privileged and humbled to receive such extraordinary recognition for the value of our intellectual property,” said Emory University President Dr. James Wagner. “These dividends will be plowed back into our mission of research and discovery for the benefit of our state, our nation and the world, in accordance with the priorities we have identified in our University-wide strategic plan.”

Emtricitabine was discovered by Emory researchers Dr. Dennis C. Liotta, Dr. Raymond F. Schinazi and Dr. Woo-Baeg Choi and licensed to Triangle Pharmaceuticals by Emory University in 1996. Triangle was acquired by Gilead in 2003. Emtricitabine, marketed by Gilead as Emtriva, was first approved by the U.S.

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Food and Drug Administration in July 2003 for the treatment of HIV infection in combination with other antiretroviral agents. Emtricitabine is a component of Truvada® (emtricitabine and tenofovir disoproxil fumarate), approved by the U.S. Food and Drug Administration in August 2004 for the treatment of HIV infection in combination with other antiretroviral agents. Emtricitabine is also a component of the triple fixed-dose combination product under development by the Bristol-Myers Squibb and Gilead Sciences joint venture. In connection with amending and restating the license agreement, Gilead will make a one-time payment of $15 million to Emory on closing of the transaction.

Under the terms of Emory University’s intellectual property policy in effect at the time of the discovery, the majority share of the proceeds will go to the University, including various proportions to the central administration and schools, academic departments, and laboratories of the faculty inventors, who were based in the School of Medicine’s Department of Pediatrics and in Emory College’s Department of Chemistry. A minority share of the proceeds will go to Dr. Liotta, Samuel Candler Dobbs Professor of Chemistry; Dr. Schinazi, professor of pediatrics and senior research career scientist at the Atlanta Veterans Affairs Medical Center; and Dr. Choi, a former Emory researcher who is now CEO of FOB Synthesis, Inc., a new drug development company in Atlanta. They have developed a number of other significant anti-HIV and anti-hepatitis B compounds.

Drs. Liotta and Schinazi were recognized in 2003 with the top honor from the Georgia Biomedical Partnership, the Biomedical Industry Growth Award, for making a series of significant contributions to research that resulted in successful drug development. Their work in AIDS began in the mid-1980s when they established the first HIV laboratory at Emory.

Tenofovir, the active agent in Viread® (tenofovir disoproxil fumarate) and second component in Truvada, was discovered through a collaborative research effort between Dr. Antonin Holy, Institute for Organic Chemistry and Biochemistry, Academy of Sciences of the Czech Republic (IOCB) in Prague and Dr. Erik DeClercq, Rega Institute for Medical Research, Katholic University in Leuven, Belgium. Emory University and the inventors of both Viread and Emtriva have agreed to waive their right to a royalty on sales of Truvada in the Gilead Access Program countries to ensure the product can be offered at a no-profit price in parts of the world where the epidemic has hit the hardest.

About Truvada

Truvada combines Emtriva and Viread in one tablet taken once a day in combination with other antiretroviral agents. In the United States, Truvada is indicated in combination with other antiretroviral agents (such as non-nucleoside reverse transcriptase inhibitors or protease inhibitors) for the treatment of HIV-1 infection in adults. Safety and efficacy studies using Truvada tablets or using Emtriva and Viread in combination are ongoing.

Emtriva and Viread have each been studied as part of multi-drug regimens and have been found to be safe and effective. In clinical study 303 Emtriva and lamivudine (3TC) demonstrated comparable efficacy, safety and resistance patterns as part of multidrug regimens. These data, and those from study 903, in which lamivudine and tenofovir were used in combination, support the use of Truvada for the treatment of HIV-1 infection in treatment-naive adults. In treatment-experienced patients, the use of Truvada should be guided by laboratory testing and treatment history.

There are no study results demonstrating the effect of Truvada on clinical progression of HIV-1, and it is not recommended that Truvada be used as a component of a triple nucleoside regimen.

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Truvada should not be used with Emtriva or Viread, or other drugs containing lamivudine, including Combivir®, Epivir®, Epivir-HBV®, Epzicom™ or Trizivir®. Two-hundred eighty-three patients have received combination therapy with Emtriva and Viread with either a non-nucleoside reverse transcriptase inhibitor or protease inhibitor for 24 to 48 weeks in ongoing clinical studies. Based on these limited data, no new patterns of adverse events were identified and there was no increased frequency of established toxicities. For additional safety information about Emtriva or Viread in combination with other antiretroviral agents, please see “About Emtriva” and “About Viread,” below.

Lactic acidosis and severe hepatomegaly with steatosis, including fatal cases, have been reported with the use of nucleoside analogues alone or in combination with other antiretrovirals. Viread, Emtriva and Truvada are not indicated for the treatment of chronic hepatitis B virus (HBV) infection and the safety and efficacy of these drugs has not been established in patients co-infected with HBV and HIV. Severe acute exacerbations of hepatitis B have been reported in patients who have discontinued Viread or Emtriva. Hepatic function should be monitored closely with both clinical and laboratory follow-up for at least several months in patients who discontinue Viread, Emtriva or Truvada and are co-infected with HIV and HBV. If appropriate, initiation of anti-hepatitis B therapy may be warranted.

Immune reconstitution syndrome has been reported in patients treated with combination antiretroviral therapy, including Viread. Changes in body fat have been observed in patients taking Viread, Emtriva, Truvada and other anti-HIV medicines. The cause and long term health effect of these conditions are unknown.

About Emtriva

In the United States, Emtriva is indicated, in combination with other antiretroviral agents, for the treatment of HIV-1 infection in adults. This indication is based on analyses of plasma HIV-1 RNA levels and CD4 cell counts from controlled studies of 48 weeks duration in antiretroviral-naive patients and antiretroviral-treatment-experienced patients who were virologically suppressed on an HIV treatment regimen. In antiretroviral-treatment-experienced patients, the use of Emtriva may be considered for adults with HIV strains that are expected to be susceptible to Emtriva as assessed by genotypic or phenotypic testing.

Adverse events that occurred in more than five percent of patients receiving Emtriva with other antiretroviral agents in clinical trials include abdominal pain, asthenia (weakness), headache, diarrhea, nausea, vomiting, dizziness and rash (rash, pruritis, maculopapular rash, urticaria, vesiculobullous rash, pustular rash and allergic reaction). Approximately one percent of patients discontinued participation because of these events. All adverse events were reported with similar frequency in Emtriva and control treatment groups with the exception of skin discoloration which was reported with higher frequency in the Emtriva treated group. Skin discoloration, manifested by hyperpigmentation on the palms and/or soles, was generally mild and asymptomatic. The mechanism and clinical significance are unknown.

About Viread

In the United States, Viread is indicated in combination with other antiretroviral agents for the treatment of HIV-1 infection. This indication is based on analyses of plasma HIV-1 RNA levels and CD4 cell counts in controlled studies of Viread in treatment-naive adults and in treatment-experienced adults. There are no study results demonstrating the effect of Viread on clinical progression of HIV-1. The use of Viread should be considered for treating adult patients with HIV-1 strains that are expected to be susceptible to tenofovir as assessed by laboratory testing or treatment history.

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Drug interactions have been observed when didanosine, atazanavir or lopinavir/ritonavir is coadministered with Viread and dose adjustments may be necessary. Data are not available to recommend a dose adjustment of didanosine for patients weighing less than 60 kg. Patients on atazanavir or lopinavir/ritonavir plus Viread should be monitored for Viread-associated adverse events which may require discontinuation. When co-administered with Viread, it is recommended that atazanavir 300 mg be given with ritonavir 100 mg. Atazanavir without ritonavir should not be co-administered with Viread.

Renal impairment, including serious cases, has been reported. Renal impairment occurred most often in patients with underlying systemic or renal disease or in patients taking concomitant nephrotoxic agents, though some cases have appeared in patients without identified risk factors. Decreases in bone mineral density (BMD) at the lumbar spine and hip and increases in biochemical markers of bone metabolism have been seen with the use of Viread. The clinical significance of changes in BMD and biochemical markers is unknown and follow-up is continuing to assess long-term impact. The most common adverse events and those occurring in more than five percent of patients receiving Viread with other antiretroviral agents in clinical trials include asthenia, pain, abdominal pain, headache, nausea, diarrhea, vomiting, rash (rash, pruritis, maculopapular rash, urticaria, vesiculobullous rash and pustular rash), flatulence, dizziness and depression. Less than one percent of patients discontinued participation because of gastrointestinal events.

About Gilead Sciences

Gilead Sciences is a biopharmaceutical company that discovers, develops and commercializes innovative therapeutics in areas of unmet medical need. The company’s mission is to advance the care of patients suffering from life-threatening diseases worldwide. Headquartered in Foster City, California, Gilead has operations in North America, Europe and Australia.

About Royalty Pharma

Royalty Pharma invests in pharmaceutical and biotechnology product royalties and other revenue-producing intellectual property. Royalty Pharma has been providing capital to research institutions, inventors and life science companies in exchange for royalty interests since 1996. In addition to the royalty interests in Emtriva® and Truvada® to be acquired in this transaction, the company owns royalty interests in eleven other leading marketed biopharmaceuticals, including, among others, Amgen’s Neupogen® and Neulasta®, Genentech’s and Biogen Idec’s Rituxan®, Celgene’s Thalomid®, Eli Lilly’s and J&J/Centocor’s ReoPro®, Protein Design Labs’ Retavase® and Chiron’s TOBI®. Royalty Pharma also owns royalty interests in four product candidates: GlaxoSmithKline’s and Adolor’s Entereg®, Pfizer’s lasofoxifene and Wyeth’s bazedoxifene and bazedoxifene/CE, and will acquire in this transaction a royalty interest in Gilead’s and Bristol-Myers Squibbs’ triple-fixed dose combination product containing emtricitabine, which is currently in development. More information on Royalty Pharma is available at www.royaltypharma.com.

About Emory University

Emory University is recognized internationally as a leader in AIDS research, with a National Institutes of Health-funded Center for AIDS Research that includes more than 120 faculty members within Emory’s School of Medicine, Rollins School of Public Health, Nell Hodgson Woodruff School of Nursing, the Yerkes National Primate Research Center, Emory College and the Graduate School of Arts and Sciences.

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Known for its demanding academics, outstanding undergraduate college of arts and sciences, highly ranked professional schools and state-of-the-art research facilities, Emory is consistently ranked among the country’s top 20 national universities by U.S. News & World Report. In addition to its nine schools, the university has a partnership with The Carter Center and also encompasses Emory Healthcare, Georgia’s largest and most comprehensive health care system.

This press release includes forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks, uncertainties and other factors, including the risk that the closing conditions will not be satisfied and the transaction will not be completed. These risks, uncertainties and other factors could cause actual results to differ materially from those referred to in the forward-looking statements. The reader is cautioned not to rely on these forward-looking statements. These and other risks are described in detail in the Gilead Annual Report on Form 10-K for the year ended December 31, 2004 and in the company’s Quarterly Reports on Form 10-Q, which are on file with the U.S. Securities and Exchange Commission. All forward-looking statements are based on information currently available to Gilead, and Gilead assumes no obligation to update any such forward-looking statements.

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For more information on Gilead Sciences, please visit the company’s web site at www.gilead.com or call the Gilead Public Affairs Department at 1-800-GILEAD-5 or 1-650-574-3000.

For more information on Royalty Pharma, please visit the company’s web site at www.royaltypharma.com or call the company at 212-883-0200.

For more information about Emory University, please visit the University’s web site at www.emory.edu or call Emory University Communications at 404-727-6216.

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ANNEX A

TO THE ROYALTY SALE AGREEMENT

DISCLOSURE LETTER

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